Exhibit 99.2

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re COMSCORE, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	: : : : : : : x	Civil Action No. 1:16-cv-09855-JGK STIPULATION OF SETTLEMENT

This Stipulation of Settlement, dated January 31, 2018 (“Stipulation” or “Settlement”), is made and entered into by and among the following Settling Parties (as defined further in ¶IV.1.22), (1) plaintiffs Wayne County Employees’ Retirement System (“Wayne County”) and Michael C. Donatello (“Donatello”) in the action captioned In re comScore, Inc. Shareholder Derivative Litigation, No. 1:16-cv-09855-JGK (S.D.N.Y.) (the “Federal Action”); (1) plaintiffs Terry Murphy (“Murphy”) and Ron Levy (“Levy”) in the consolidated action captioned In re comScore, Inc. Virginia Shareholder Derivative Litigation, No. CL-2016-0009465 (Va. Cir. Ct., Fairfax Cnty.), and plaintiff George Assad (“Assad”) in the action captioned George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (Va. Cir. Ct., Fairfax Cnty.) (collectively, the “State Actions,” and together with the Federal Action, the “Actions”); (1) nominal defendant in the Actions comScore, Inc. (“comScore” or the “Company”); and (1) defendants Gian M. Fulgoni, William P. Livek, David I. Chemerow, William J. Henderson, William E. Engel, Russell Fradin, Ronald J. Korn, Brent D. Rosenthal, Serge Matta, Magid M. Abraham, Melvin F. Wesley III, Christiana L. Lin, Kenneth J. Tarpey, Patricia A. Gottesman, William Katz, Joan M. Lewis, and Jeffrey Ganek (collectively, the “Individual Defendants,” and together with comScore, the “Defendants”).1 This Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge, release, and settle the Released Claims (as defined below in ¶IV.1.19) upon final Court approval and subject to the terms and conditions hereof.

______________________________________________________________________
1    Mr. Ganek is a named defendant only in the Federal Action, and the Assad action. Ms. Lin is a named defendant only in the State Actions. The remaining Individual Defendants are named defendants in each of the Actions.

I.	INTRODUCTION

A.	The Federal Action
On December 21, 2016, plaintiff Wayne County filed a shareholder derivative complaint in the United States District Court for the Southern District of New York, captioned Wayne County Employees’ Retirement System v. Gian M. Fulgoni, et al., No. 1:16-cv-09855. On January 31, 2017, pursuant to stipulation of the parties, the Court extended the time for Defendants to answer, move or otherwise respond to the complaint to March 6, 2017. On February 17, 2017, a similar complaint, Michael C. Donatello v. Gian M. Fulgoni, et al., No. 1:17-cv-01245, was filed in the same Court by plaintiff Donatello.
On March 3, 2017, (i) Wayne County and Donatello filed a stipulation seeking consolidation of their actions and appointment of Lead Counsel; and (ii) the Court stayed Defendants’ time to answer, move or otherwise respond to the complaints pending its consideration of the March 3, 2017 stipulation.
On April 24, 2017, a status conference was held before Judge John G. Koeltl. Following the conference, by Order dated April 25, 2017, the Wayne County and Donatello actions were consolidated for all purposes as In re comScore, Inc. Shareholder Derivative Litigation, No. 1:16-cv-09855-JGK (the “Federal Action”). In the same Order, the Court appointed Robbins Geller Rudman & Dowd LLP as Lead Counsel for plaintiffs.
On May 25, 2017, plaintiffs in the Federal Action filed their Verified Consolidated Shareholder Derivative Complaint for Breaches of Fiduciary Duty, Corporate Waste, Constructive Fraud, Unjust Enrichment and for Violation of the Federal Securities Laws (“Consolidated Complaint”). The Consolidated Complaint asserts claims relating to alleged accounting issues associated with nonmonetary barter transactions and allegedly false and misleading statements made in the Company’s financial filings with the Securities and Exchange Commission (“SEC”) designed to conceal such accounting issues from shareholders, against Individual Defendants Gian M. Fulgoni, William J. Henderson, Russell Fradin, Ronald J. Korn, William P. Livek, Brent D. Rosenthal, William E. Engel, David I. Chemerow, Serge Matta, Magid M. Abraham, Jeffery Ganek, William Katz, Joan M. Lewis, Patricia A. Gottesman, Melvin F. Wesley III and Kenneth J. Tarpey.
On June 20, 2017, pursuant to stipulation of the parties, the Court temporarily stayed all proceedings in the Federal Action to allow the parties to explore the potential resolution of the Federal Action through private mediation.

B.	The State Actions
On May 12, 2016, plaintiff Murphy filed a shareholder derivative complaint on behalf of nominal defendant comScore in Virginia State Court, captioned Terry Murphy v. Serge Matta, et al., No. CL-2016-0006874. On July 6, 2016, plaintiff Levy filed a similar shareholder derivative complaint in Virginia State Court, captioned Ron Levy v. Serge Matta, et al., No. CL-2016-0009465.
On February 7, 2017, Levy filed a motion for leave to file an amended shareholder derivative complaint, to which a proposed amended complaint was attached as an exhibit.
Pursuant to a stipulation of the parties in the Murphy and Levy actions filed April 7, 2017, on April 13, 2017, the Virginia State Court entered a consent order that, among other things, consolidated the Murphy and Levy actions under the caption In re comScore, Inc. Virginia Shareholder Derivative Litigation, No. CL-2016-0009465 (the “Virginia Action”), appointed The Rosen Law Firm, P.A. and The Brown Law Firm, P.C. as Co-Lead Counsel, and set the deadline for the defendants in the Virginia Action to respond to the operative complaint as 30 days after notification by Co-Lead Counsel that the 30-day period should begin.

On April 14, 2017, plaintiff Assad also filed a shareholder derivative complaint on behalf of nominal defendant comScore in Virginia State Court, captioned George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (the “Assad Action,” and collectively with the Virginia Action, the “State Actions”).
On May 19, 2017, the Virginia State Court granted the February 7th motion for leave to file an amended shareholder derivative complaint in the Virginia Action, and deemed the Verified Amended Shareholder Derivative Complaint for Breach of Fiduciary Duties, Unjust Enrichment, Abuse of Control, Gross Mismanagement and Waste of Corporate Assets, against defendants Gian M. Fulgoni, William J. Henderson, Russell Fradin, Ronald J. Korn, William P. Livek, Brent D. Rosenthal, William E. Engel, David I. Chemerow, Serge Matta, Magid M. Abraham, William Katz, Joan M. Lewis, Patricia A. Gottesman, Melvin F. Wesley III, Christiana L. Lin, and Kenneth J. Tarpey, the operative complaint in the Virginia Action.
Shortly thereafter, the parties to the State Actions agreed to explore potential resolution of the State Actions, along with the Federal Action, through private mediation.

C.	Settlement
On August 18, 2017, representatives for all plaintiffs in the Federal Action and State Actions (“Plaintiffs”), comScore, and the Individual Defendants (collectively, the “Settling Parties”) engaged in a formal mediation before the Honorable Layn R. Phillips, United States District Judge (Ret.), in New York, New York. Leading up to the mediation, representatives of comScore and Plaintiffs met and engaged in extensive discussions concerning comScore’s corporate governance practices and exchanged proposals related to enhancing those practices, as well as Plaintiffs’ demand that no comScore cash be used to resolve the claims asserted in the parallel securities class action lawsuit pending before the United States District Court for the Southern District of New York titled

Fresno County Employees’ Retirement Association, et al. v. comScore, Inc., et al., No. 1:16-cv-01820-JGK (“Securities Class Action”). comScore and Plaintiffs previously had engaged in an information exchange in furtherance of settlement negotiations and, on August 9, 2017, the Settling Parties exchanged comprehensive mediation briefs. Although the Settling Parties failed to reach an agreement to resolve the derivative actions at the August 18 mediation session, negotiations thereafter continued under the supervision of Judge Phillips.
During the weeks following the August 18 mediation session, representatives for the Settling Parties engaged in conference calls almost daily, often on multiple occasions each day, to further negotiate the terms of a possible settlement. At one point, the parties reached an impasse that nearly derailed the mediation process. However, with the assistance of Judge Phillips, the issue was ultimately resolved and discussions between the Settling Parties continued.
On August 25, 2017, representatives for comScore and the Plaintiffs participated in an in-person meeting in Washington, D.C. to specifically negotiate corporate governance reforms to be implemented as part of a settlement. While progress was made, negotiations over these reforms and other settlement terms continued on numerous lengthy conference calls involving counsel for the Settling Parties and/or Judge Phillips, including during the three weekends immediately following the August 25th meeting.
Ultimately, with the substantial assistance of Judge Phillips, on September 10, 2017, the Settling Parties reached an agreement-in-principle to resolve the Actions. As a result of the Actions and settlement, subject to Court approval, comScore will receive $10 million in cash to be paid by the Individual Defendants’ Insurer, and will institute significant corporate governance reforms that address certain of Plaintiffs’ allegations and are designed to enhance its internal controls and operations. Plaintiffs and comScore believe that a settlement at this juncture on the terms and on the conditions set forth herein is fair, reasonable, adequate and in the best interests of comScore.
After negotiating the principal terms of the Settlement, counsel for Plaintiffs and comScore, with the assistance of Judge Phillips, separately negotiated the form and amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. Based upon the substantial benefits conferred upon comScore, the Company, acting through the Non-Defendant Members of comScore’s Board, agreed to pay Plaintiffs’ Counsel comScore common stock shares valued at $8 million as their attorneys’ fees and expenses (“Fee Award”).
Following the agreement-in-principle to resolve the Actions, the parties made appropriate filings to stay all proceedings in each of the Actions, including (a) a Stipulation and Order entered on September 21, 2017, in the Federal Action staying all proceedings pending the submission of the Settlement for the Court’s approval; and (b) an Agreed Order entered by the Virginia State Court on September 26, 2017, staying all proceedings in the State Actions.

D.	Approval of the Settlement by the Majority of Non-Defendant Members of comScore’s Board of Directors
On January 25, 2018, the majority of the Non-Defendant Members of comScore’s Board, in exercising their business judgment, approved the Settlement and each of its terms, including the cash payment, corporate governance reforms, releases and the separately negotiated attorneys’ fees and expenses, as set forth in this Stipulation, as in the best interest of comScore and its shareholders.

II.	CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT
Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Actions. Plaintiffs also submit that the prosecution of the Actions and Settlement set forth in the Stipulation will result in comScore’s recovery of an additional $10 million in cash. Additionally, Plaintiffs and Plaintiffs’ Counsel believe that comScore will reap substantial benefits through the adoption of the corporate governance reforms set forth in the Settlement, which will, among other things, insulate comScore for potential future liability for engaging in alleged improper related party transactions and/or revenue recognition practices, and enhance overall director responsiveness to not only shareholders but also to legal and regulatory compliance. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of comScore and its shareholders.

III.	THE DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
Each of the Defendants has denied and continues to deny each and every one of the claims and contentions alleged against him, her, or it by the Plaintiffs in the Actions. Each of the Defendants expressly has denied and continues to deny all allegations of wrongdoing, liability, or damages against him, her, or it, arising out of, based upon or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. Without limiting the foregoing, each of the Individual Defendants has denied and continues to deny, among other things, that they breached their fiduciary duties or any other duty owed to comScore or its shareholders or engaged in any wrongdoing, or that Plaintiffs, comScore or its shareholders suffered any damage or were harmed as a result of any conduct that was or that could have been alleged against them in the

Actions or otherwise. Further, comScore and the Individual Defendants have denied and continue to deny that the Plaintiffs have standing to pursue the Actions on behalf of the Company’s shareholders.
Nonetheless, the Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. comScore, through a majority of the Non-Defendant Members of comScore’s Board, has approved the Settlement and each of its terms, including the cash payment, corporate governance reforms, releases and the separately negotiated attorneys’ fees and expenses, as set forth in this Stipulation, as in the best interest of comScore and its shareholders. Further, the Defendants have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of, or an admission or concession by any of the Individual Defendants or by comScore with respect to, any claim of fault, liability, wrongdoing, or damage whatsoever.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Settling Parties, that in exchange for the consideration set forth below, the Actions and Released Claims shall be fully, finally and forever compromised, settled, discharged, relinquished and released, and the Actions shall be dismissed with prejudice and without costs (except as expressly herein provided) as to each of the Individual Defendants and comScore, upon and subject to the terms and conditions of this Stipulation, as follows:

1.	Definitions

As used in this Stipulation the following terms have the meanings specified below:
1.1    “Actions” means, collectively, the Federal Action and the State Actions.
1.2    “comScore” means comScore, Inc., including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.
1.3    “Court” means the United States District Court for the Southern District of New York.
1.4    “District Court Approval Order” means the Order Approving Derivative Settlement and Order of Dismissal with Prejudice, substantially in the form attached as Exhibit B hereto.
1.5    “Effective Date” means the first date by or on which all of the events and conditions specified in ¶IV.6.1 of this Stipulation have been met and have occurred.
1.6    “Escrow Agents” means comScore and Robbins Geller Rudman & Dowd LLP.
1.7    “Federal Action” means the consolidated action titled In re comScore, Inc. Shareholder Derivative Litigation, No. 1:16-cv-09855-JGK, pending in the Court.
1.8    “Federal Plaintiffs” means Wayne County Employees’ Retirement System and Michael C. Donatello.
1.9    “Final” means the time when the District Court Approval Order and Judgment have not been reversed, vacated, or modified in any way and are no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review (including by petition for writ of certiorari). More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Federal Action; or (2) an appeal has been filed and the court(s) of appeal has/have either affirmed the District Court Approval Order and Judgment or dismissed that appeal and the time for any reconsideration or further appellate review

(including by petition for writ of certiorari) has passed and the appellate court mandate(s) has/have issued; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying District Court Approval Order and Judgment or affirmed the court of appeal’s decision affirming the District Court Approval Order and Judgment or dismissing the appeal.
1.10    “Individual Defendants” means Gian M. Fulgoni, William P. Livek, David I. Chemerow, William J. Henderson, William E. Engel, Russell Fradin, Ronald J. Korn, Brent D. Rosenthal, Serge Matta, Magid M. Abraham, Melvin F. Wesley III, Christiana L. Lin, Kenneth J. Tarpey, Patricia A. Gottesman, William Katz, Joan M. Lewis, and Jeffrey Ganek.
1.11    “Insurer” means XL Specialty Insurance Company.
1.12    “Judgment” means the judgment to be rendered by the Court in the Federal Action upon its final approval of this Settlement, substantially in the form attached as Exhibit C hereto.
1.13    “Lead Counsel” means Robbins Geller Rudman & Dowd LLP.
1.14    “Non-Defendant Members of comScore’s Board” means the members of comScore’s Board of Directors, as of the date upon which this Settlement is submitted for their approval, who are not named as defendants in any of the Actions.
1.15    “Person” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and each of its or their spouses, executors, heirs, predecessors, successors, representatives, shareholders, general or limited partners, members or managing members, attorneys, or assignees.
1.16    “Plaintiffs” means, collectively, the Federal Plaintiffs and the State Plaintiffs.

1.17    “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to any of the Plaintiffs in connection with any of the Actions.
1.18    “Related Parties” means (i) as to comScore, comScore’s past or present directors, officers, managers, employees, partners, agents, attorneys, accountants, auditors, insurers, consultants, experts, successors, subsidiaries, divisions, joint ventures, assigns, general or limited partners or partnerships, limited liability partnerships or companies, any entity in which comScore has a controlling interest, all officers, directors and employees of comScore’s current and former subsidiaries, and all counsel who advised comScore in the Actions; and (ii) as to the Individual Defendants, (1) each spouse, immediate family member, heir, executor, estate, administrator, representative, agent, attorney, accountant, auditor, insurer, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Individual Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee, (3) any entity in which an Individual Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited partner, managing member, or member, and any collective investment vehicle which is advised or managed by any of them, and (4) all counsel who advised any Individual Defendant in the Actions. For avoidance of doubt, this definition does not apply to Exhibit D hereto.
1.19    “Released Claims” means any and all claims (including “Unknown Claims,” as defined in ¶IV.1.25), debts, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, accrued or un-accrued, liquidated or un-liquidated, matured or un-matured, whether or not concealed or hidden, asserted or un-asserted, by or on behalf of comScore or Plaintiffs against the Individual Defendants, or any of the Related Parties (including, without limitation, claims for negligence, negligent supervision, gross negligence, reckless or intentional conduct, indemnification, breaches of duty, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent or fraudulent misrepresentation, insider trading, mismanagement, corporate waste, breach of contract, or any other claims for damages, interest, attorneys’ fees, expert fees, or other costs, expenses, or liabilities, whether based on federal, state, local, foreign, statutory, regulatory, or common law, or in equity, or any other law, rule, or regulations) with respect to any and all conduct, matters, transactions, or occurrences that: (i) were alleged in the Actions, (ii) arise from or relate to any of the conduct, matters, transactions, or occurrences that were alleged in the Actions, (iii) could have been asserted with respect to any of the matters, transactions, or occurrences that were alleged in the Actions, or (iv) arise out of or relate to the defense, settlement, or resolution of the Actions. Notwithstanding the foregoing, nothing herein shall in any way release, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation; including the Exhibits hereto; and “Released Claims” shall not include (x) any claims in the Securities Class Action, or (y) any Individual Defendants’ claims or rights to indemnification and attorneys’ fees or expenses as described in ¶IV.4.4 herein.
1.20    “Released Persons” means each and all of the Individual Defendants, comScore, and their respective Related Parties.
1.21    “Securities Class Action” means the action titled Fresno County Employees’ Retirement Association, et al. v. comScore, Inc., et al., No. 1:16-cv-01820-JGK, pending in the United States District Court for the Southern District of New York.
1.22    “Settling Parties” means, collectively, each of the Plaintiffs, each of the Individual Defendants, and comScore.

1.23    “State Actions” means the consolidated action titled In re comScore, Inc. Virginia Shareholder Derivative Litigation, No. CL-2016-0009465 (Va. Cir. Ct., Fairfax Cnty.) and the action titled George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (Va. Cir. Ct., Fairfax Cnty.).
1.24    “State Plaintiffs” means Terry Murphy, Ron Levy, and George Assad.
1.25    “Unknown Claims” means any Released Claims that Plaintiffs, comScore, or a current or former comScore shareholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons provided for herein, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object or otherwise to be heard with respect to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, comScore, and current or former comScore shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Further, with respect to any and all claims released pursuant to ¶IV.4.1 and ¶IV.4.3 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Persons also shall expressly waive, and by operation of the Judgment shall have expressly waived, any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. Plaintiffs, comScore, and comScore shareholders may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and comScore’s shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.
1.26    “Virginia State Court” means the Virginia Circuit Court, Fairfax County.

2.	Consideration to comScore
2.1    Cash Payment. The Individual Defendants’ Insurer shall pay $10 million to comScore (the “Cash Payment”), which shall be paid into the Escrow Account within three (3) business days after preliminary approval by the Court of the Settlement subject to the terms and provisions of this Stipulation. No Individual Defendant shall have any responsibility, liability, or obligation with respect to the payment of any sums, including, but not limited to, payment of all or any portion of the Cash Payment. The Escrow Account shall be jointly controlled by comScore and Robbins Geller Rudman & Dowd LLP (subject to oversight by the Court) on terms to be agreed to in an escrow agreement governing the Escrow Account. The Escrow Account shall be held at Citi Private Bank and established with comScore’s tax identification number.
2.2    comScore, by and through the Non-Defendant Members of comScore’s Board, acknowledges and agrees that the Cash Payment confers substantial benefits upon comScore and its shareholders. comScore also acknowledges and agrees that Plaintiffs’ commencement, prosecution, and settlement of the Actions were precipitating and material factors in the Company’s recovery of the Cash Payment.
2.3    The Settling Parties acknowledge and agree that:
(a)    With respect to the Escrow Account:
(i)    the amounts deposited in the Escrow Account pursuant to ¶IV.2.1, while on deposit therein, are not, and shall not be deemed to be, property of the estate of any Person (including, but not limited to, any Settling Party or any Insurer) within the meaning of 11 U.S.C. §541 or any similar provision of any other law;
(ii)    each of the Settling Parties hereby disclaims, releases, and waives any right it may have to assert that it has any equitable title to any amount in the Escrow Account;
(iii)    none of the Defendants is funding any portion of the amounts being deposited into the Escrow Account;
(iv)    the commencement by or against any Settling Party of a case or proceeding under title 11 of the United States Code, any state insolvency or receivership law, or any state law relating to general assignment for the benefit of creditors, composition, marshaling, or other similar arrangements and procedures, shall not operate to stay, terminate, cancel, suspend, excuse, delay, impede, or otherwise interfere with or impair (1) the rights of comScore to receive the Cash Payment from the Escrow Account, pursuant to this Stipulation, the Escrow Agreement, and the District Court Approval Order and Judgment, or (2) the duties of the Escrow Agents under this Stipulation, the Escrow Agreement, and the District Court Approval Order and Judgment, including, but not limited to, the Escrow Agents’ obligation to release the Cash Payment to the Company consistent with this Stipulation;

(v)    the Individual Defendants shall not have any interest in any amounts deposited in the Escrow Account at any time;
(vi)    the Insurer shall have no interest in any amounts deposited in the Escrow Account at any time unless, until, and solely to the extent that any funds are due to the Insurer pursuant to ¶IV.6.2(c) below; and
(vii)    in the event of the entry of a final order of a court of competent jurisdiction, prior to the Effective Date, determining that the payment of the Cash Payment or any portion thereof by any Person is a preferential transfer, voidable or avoidable transfer, fraudulent transfer, or similarly recoverable transaction and requiring any portion thereof to be returned, and such amount is not promptly deposited into the Escrow Account by the Individual Defendants or others on their behalf, then the District Court Approval Order and Judgment shall be vacated and sat aside, in which event the Settling Parties, Released Persons, and Related Parties shall be restored to their respective positions that existed immediately prior to January 31, 2018.
(b)    None of the Settling Parties shall have any right, title, or interest in or to, or possession of, the Escrow Account, and therefore shall not have the ability to pledge, convey, hypothecate, or grant as security all or any portion of the funds in the Escrow Account, unless and until, and solely to the extent that, any such funds have been released from the Escrow Account pursuant to this Stipulation and the applicable escrow agreement and received by the party to which the release of funds is to be made. The Escrow Agents shall be in joint possession of the funds therein solely in their capacity as such, and shall not act as custodian of the Settling Parties for purposes of perfecting a security interest therein, and no creditor of any of the Settling Parties shall either have any right to have or to hold or otherwise attach or seize all or any portion of either of the Escrow Account as collateral for or in satisfaction of any obligation, or be able to obtain a security interest in any of the funds in the Escrow Account unless and until, and solely to the extent that, any such funds have been released from the Escrow Account pursuant to this Stipulation and the applicable escrow agreement and received by the Person to which the release of funds is to be made.
(c)    The Escrow Agents shall pay the Cash Payment, as defined above, to the Company or its designee not later than three (3) business days after the Effective Date set forth in ¶IV.6.1 herein, without further action or authorization by or on behalf of any of the Settling Parties or Plaintiffs’ Counsel other than notifying the Escrow Agents that the Effective Date has occurred.
2.4    Corporate Governance Reforms. comScore shall adopt and maintain the Corporate Governance Reforms specified in Exhibit D. comScore, by and through the Non-Defendant Members of comScore’s Board, acknowledges and agrees that the Corporate Governance Reforms, confer substantial benefits upon comScore and its shareholders. comScore also acknowledges and agrees that Plaintiffs’ commencement, prosecution, and settlement of the Actions were precipitating and material factors in the adoption of the Corporate Governance Reforms set forth in Exhibit D to this Stipulation. Any claimed breach of this ¶IV.2.4 is subject to resolution pursuant to ¶IV.7.14 of this Stipulation.
2.5    The Corporate Governance Reforms, as set forth in Exhibit D to this Stipulation, shall be maintained for no less than five (5) years or until the Company’s common stock is no longer publicly traded.

3.	Settlement Procedures
3.1    Within ten (10) business days after execution of this Stipulation by all Settling Parties, the Federal Plaintiffs shall submit this Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit A hereto (the “Preliminary Approval

Order”), requesting, among other things, the preliminary approval of the Settlement set forth in this Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits A-1 (“Long-Form Notice”) and A-2 (“Short-Form Notice” and collectively with the Long-Form Notice, the “Settlement Notice”), which shall include the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing as described below.
3.2    Within ten (10) calendar days following the Court’s entry of the Preliminary Approval Order, comScore, at its expense, shall cause the Stipulation and Long-Form Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, and publish the Short-Form Notice one time in the national edition of Investor’s Business Daily. comScore shall also publish this Stipulation and the Long-Form Notice on an Internet page that comScore shall create for this purpose, which shall be accessible via a link on the “Investor Relations” page of http://www.comScore.com, the address of which shall be contained in the Settlement Notice.
3.3    The Federal Plaintiffs will request that not less than sixty (60) days after the Settlement Notice is completed pursuant to the terms of ¶IV.3.2 above, the Court hold a hearing (the “Settlement Hearing”) to consider and determine whether the District Court Approval Order and the Judgment, substantially in the forms of Exhibits B and C hereto, respectively, should be entered: (a) approving the terms of the Settlement as fair, reasonable and adequate; and (b) dismissing with prejudice the Federal Action against the Individual Defendants.
3.4    Within three (3) business days after the date that the District Court’s Final Approval Order and Judgment have become Final, the State Plaintiffs shall file applications for dismissal with prejudice in the State Actions, and shall use their reasonable best efforts to take, or cause to be taken, any and all additional actions, and to do, or cause to be done, any and all things reasonably necessary, proper and appropriate, if any, to secure dismissal with prejudice of the State Actions. Defendants will cooperate with the State Plaintiffs in filing the applications for dismissal with prejudice in the State Actions and in securing dismissal with prejudice of the State Actions pursuant to this paragraph.
3.5    Except as otherwise provided herein, all proceedings and discovery in the Federal Action and the State Actions shall remain stayed pursuant to the respective orders of stay entered in each Action, and the Settling Parties shall not file or prosecute any other actions or proceedings relating to the Settlement. If the Settlement is terminated pursuant to the terms of this Stipulation or if the Effective Date fails to occur, then the provisions of ¶IV.6.2 shall apply.

4.	Releases
4.1    Upon the Effective Date, comScore, comScore shareholders, and the Plaintiffs (acting on their own behalf and derivatively on behalf of comScore) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged, and dismissed with prejudice the Released Claims against the Released Persons and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement, or resolution of the Actions; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
4.2    Upon the Effective Date, comScore, comScore shareholders, and the Plaintiffs (acting on their own behalf and derivatively on behalf of comScore and its shareholders) shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims against any of the Released Persons; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.3    Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel, comScore, and all current comScore shareholders (solely in their capacity as comScore shareholders) from all claims (including Unknown Claims, whether brought derivatively or directly) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Actions or the Released Claims; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of this Stipulation or any Individual Defendants’ claims or rights to indemnification and attorneys’ fees or expenses as described in ¶IV.4.4 herein.
4.4    Nothing in this Stipulation shall (a) release comScore of any obligation to indemnify any or all of the Individual Defendants under any relevant indemnification agreement, severance agreement or other similar contract, or as mandated under the Company’s articles of incorporation or bylaws; or (b) alter, amend, or modify any of the terms, conditions, or provisions under any separation and general release agreement between any Individual Defendant and comScore. For the avoidance of doubt, and without limitation, this obligation shall include any legal fees and other costs covered under the aforementioned contracts, articles or bylaws, with respect to, without limitation, (1) any reasonable but unpaid legal fees incurred in these Actions; and (2) any further or additional legal or regulatory proceedings arising out of or relating to any of the matters, allegations, or claims set forth, or that could have been set forth, in the pleadings in these Actions. The Individual Defendants and comScore agree that any indemnification rights or obligations discussed in this paragraph are subject to the limitations set forth in the contract or corporate article or bylaw upon which the indemnification claim or obligation is based.

5.	Plaintiffs’ Counsel’s Separately Negotiated Attorneys’ Fees and Expenses
5.1    After negotiating the principal terms of the Settlement, counsel for Plaintiffs and comScore, with the assistance of Judge Phillips, separately negotiated the form and amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. Based upon the substantial benefits conferred upon comScore, the Company, acting through the Non-Defendant Members of comScore’s Board, agreed to pay Plaintiffs’ Counsel comScore common stock shares valued at $8 million as their attorneys’ fees and expenses (“Settlement Shares”), subject to Court approval. Within ten (10) business days following the entry of the Judgment and the District Court Approval Order, comScore shall issue and deliver the Settlement Shares to Robbins Geller Rudman & Dowd LLP, notwithstanding the existence of any timely filed objections thereto, appeals therefrom, or potential for appeal therefrom, or collateral attack on the Settlement, or any part thereof, subject to Plaintiffs’ Counsel’s several obligations, as provided for in ¶IV.6.2 herein, to make appropriate refunds, or repayments, or return of shares as a result of any appeal and/or further proceedings on remand, or successful collateral attack. Notwithstanding the prior sentence, in no event shall the 10-day period in which comScore shall issue and deliver the Settlement Shares begin until the Court approves the Fee Award.
5.2    Any order or proceeding relating to the Fee Award shall not operate to terminate the Settlement or affect the finality or binding nature of the Settlement. If the Court determines to approve the Settlement but reserves decision on the Fee Award, any Settling Party may request that the Court enter final judgment approving the Settlement pursuant to Rule 54(b) of the Federal Rules of Civil Procedure.

5.3    The number of Settlement Shares that comScore will issue pursuant to ¶IV.5.1 will be calculated by dividing $8 million by the volume weighted average daily adjusted closing price over the 20 trading days immediately preceding the date of the Settlement Hearing, unless the number of shares needed to reach that value exceeds 19.9% of the issued and outstanding common stock of comScore as of the date of the Settlement Hearing, in which case comScore will either seek shareholder approval or pay the excess of 19.9% in cash, at comScore’s option.
5.4    All Settlement Shares shall be duly and validly issued, fully-paid, non-assessable, and free from all liens and encumbrances, and will be either registered under the Securities Act of 1933 (“Securities Act”) or exempt from registration pursuant to Section 3(a)(10) of the Securities Act.
5.5    For purposes of any corporate transaction involving shares of comScore common stock (including, without limitation, stock splits, reverse stock splits, dividends, mergers, recapitalization, reorganizations, sale of the company or any part thereof, or any change of conversion of comScore common stock into other securities prior to the issuance of stock in the Settlement, etc.), any and all Settlement Shares shall be treated as if they are issued and outstanding as of September 10, 2017, the date of the agreement to the Mediator’s Recommendation.
5.6    The Settlement Shares shall be issued by comScore only in certificate-less (book entry) form; comScore shall not use or otherwise provide any physical certificates for the Settlement Shares or any portion thereof. Upon receipt, Lead Counsel shall have the option, in its sole discretion, to sell shares awarded to Plaintiffs’ Counsel for attorneys’ fees, provided any such sale is conducted in a commercially reasonable manner. comScore shall be responsible for the payment of any and all costs associated with the issuance and delivery of the Settlement Shares to Lead Counsel, including, without limitation, (i) all costs related to the transfer of the Settlement Shares to Lead

Counsel’s designee, and (ii) all costs associated with listing the Settlement Shares on NASDAQ, if applicable (or such other stock exchange or market on which comScore’s common stock is then listed or quoted).
5.7    comScore, the Individual Defendants, each of their Related Parties, all other Released Persons, and the Individual Defendants’ Insurer shall have no responsibility for, and no liability whatsoever with respect to, the division or allocation of the Fee Award with respect to any person, entity, or law firm who or that may assert some claim thereto.

6.	Conditions and Effective Date of Settlement; Effect of Disapproval, Cancellation or Termination
6.1    The Effective Date shall be the first date on which all of the following conditions have occurred:
(a)    a majority of the Non-Defendant Members of comScore’s Board has approved the Settlement and each of its terms as in the best interests of the Company, and its shareholders, including the separately negotiated Fee Award;
(b)    the Court has entered the District Court Approval Order and Judgment, substantially in the forms of Exhibits B and C attached hereto (including with any provision for approval under Rule 54(b));
(c)    the District Court Approval Order and Judgment have become Final; and
(d)    the State Actions have been dismissed with prejudice pursuant to Virginia law, application for which dismissal shall be filed by Plaintiffs within three (3) business days after the date the District Court Approval Order and Judgment have become Final.
6.2    If for any reason the Effective Date does not occur, then this Stipulation and Settlement (including, without limitation, all releases) shall be deemed null and void and shall be canceled and terminated subject to the provisions of this paragraph, unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified stipulation of settlement and submit it for Court approval. If for any reason the Effective Date does not occur, or if this Stipulation shall terminate, or be cancelled, or otherwise fail to become effective for any reason, and counsel for the Settling Parties do not mutually agree to proceed as described in the previous sentence:
(a)    The Settling Parties, Released Persons and Related Parties shall be restored, without prejudice, to their respective positions that existed as of January 31, 2018;
(b)    All negotiations, proceedings, documents prepared, positions taken, and statements made in connection with this Stipulation, or in the mediation, negotiation, or drafting of the Settlement, shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by or other evidence against any Settling Party of or with respect to any act, matter, claim, defense, or proposition, and shall not be used, offered, or referred to in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Actions or in any other action, proceeding, or context;
(c)    The amount paid into the Escrow Account, if any, shall be returned to the Individual Defendants’ Insurer;
(d)    Any shares of stock issued (or the proceeds thereof) or sums paid as attorneys’ fees and expenses pursuant to ¶IV.5.1 shall be returned to the party or parties issuing such shares or paying the funds;
(e)    The terms and provisions of this Stipulation, with the exception of the refund provisions of ¶IV.5.1, as well as ¶¶I.C, II, III, IV.6.2, 7.2, 7.4, 7.5, 7.7, 7.8, 7.9, 7.10, 7.13, 7.14, and 7.15, shall have no further force and effect with respect to the Settling Parties and shall not be used, offered, or referred to in the Federal Action and/or the State Actions or in any other proceeding or context for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc, and without prejudice to any Settling Party; and
(f)    The parties in each Action shall promptly meet and confer in good faith to negotiate a new proposed scheduling order for each Action and, promptly upon agreeing upon a proposed scheduling order, make appropriate filings (1) to vacate the respective stays of proceedings in each Action, and (2) to propose the agreed-upon scheduling order for each Action.
6.3    No order of the Court or modification, vacatur, remand, or reversal on appeal of any order of the Court concerning the amount of attorneys’ fees, costs, and expenses awarded by the Court to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the District Court Approval Order and Judgment from becoming Final.

7.	Miscellaneous Provisions
7.1    The Settling Parties (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation.
7.2    The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs and comScore and its stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by, or evidence against, any Settling Party or Released Person as to the merits of any claim, allegation or defense. While denying any liability or wrongdoing, the Individual Defendants and comScore will not contest that the Actions were filed in good faith and based on Plaintiffs’ reasonable inquiry, and acknowledge that the Actions are being settled voluntarily after consultation with competent legal counsel after considering the potential strengths and weaknesses of the Plaintiffs’ claims and the Defendants’ defenses, and the risks, rewards, costs, and burdens of continued litigation. The releases between the parties will include releases of comScore and all counsel who advised any Settling Party in the Actions. The Settling Parties agree that throughout the course of the litigation, all Settling Parties and their counsel complied with the provisions of Federal Rule of Civil Procedure 11 and all similar state law provisions, including, but not limited to, Va. Code 8.01-271.1, and that the District Court Approval Order submitted to the Court will contain a statement to reflect this compliance.
7.3    Until the Effective Date, (i) Plaintiffs agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; and (ii) comScore and the Individual Defendants may seek to prevent, stay, or dismiss any other action or claims brought seeking to assert any Released Claims; provided however that in the event that comScore and/or any of the Individual Defendants seek to dismiss any other action or claims brought seeking to assert any Released Claims and his, her, its, or their efforts result in an order that dismisses such action or any such claims, comScore and the Individual Defendants will not seek to dismiss any of the Actions, or any portion of any of the Actions, on the basis of preclusion.
7.4    Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission or evidence of the validity of any Released Claims, or of any fault, wrongdoing or liability of any Released Person or comScore, or (b) is or may be deemed to be or may be used as a presumption, admission or evidence of, any liability, fault or omission of any of the Released Persons or comScore in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal or other forum, or (c) is or may be deemed to be construed, offered, or received in evidence as an admission, concession or presumption against Plaintiffs that any of their claims are without merit, or that any defenses asserted by the Individual Defendants have any merit. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that Plaintiffs or any of the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment in any action or other proceeding that may be brought by or against them in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense, claim, or counterclaim.
7.5    All agreements made and orders entered during the course of the Federal Action and State Actions relating to the confidentiality of information or sealing of documents shall survive this Stipulation and the Judgment.
7.6    All Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
7.7    This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties’ counsel or their respective successors-in-interest.
7.8    This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning this Stipulation and/or any of its Exhibits, other than the representations, warranties and covenants contained and memorialized in such documents; and the existence or materiality of, or reliance upon, any such other agreements, representations, warranties, or covenants are hereby disclaimed by each Settling Party. This Stipulation supersedes and replaces any prior or contemporaneous writing, statement, agreement, or understanding pertaining to the Actions and no parole or other evidence may be offered to explain, construe, vary, contradict or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts or law now known to each party or believed by such party to be true; and each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination or modification by reason of any such different facts or law.
7.9    Except as otherwise expressly provided herein, all parties, including all Individual Defendants, their counsel, comScore and its counsel, and Plaintiffs and Plaintiffs’ Counsel, shall bear their own fees, costs, and expenses.
7.10    Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.
7.11    Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of that, or any other provision, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party or any other party.

7.12    The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or pdf signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or pdf counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
7.13    This Stipulation shall be binding upon, and inure to the benefit of, the Individual Defendants and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy and legal representatives.
7.14    Without affecting the finality of the District Court Approval Order and Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, the District Court Approval Order, and the Judgment, and the Settling Parties and their counsel submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, the District Court Approval Order, and the Judgment and for matters arising out of, concerning or relating thereto.
7.15    This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of New York, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of New York without giving effect to that State’s choice-of-law principles.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated January 31, 2018.

ROBBINS GELLER RUDMAN & DOWD LLP SAMUEL H. RUDMAN DAVID A. ROSENFELD
/s/ David A. Rosenfeld
DAVID A. ROSENFELD
58 South Service Road, Suite 200 Melville, NY 11747 Telephone: 631/367-7100 631/367-1173 (fax)
ROBBINS GELLER RUDMAN & DOWD LLP TRAVIS E. DOWNS III BENNY C. GOODMAN III ERIK W. LUEDEKE 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 619/231-1058 619/231-7423 (fax)
Attorneys for Plaintiff Wayne County Employees’ Retirement System
THE ROSEN LAW FIRM, P.A. PHILLIP KIM LAURENCE ROSEN KEVIN CHAN
/s/ Phillip Kim
PHILLIP KIM
275 Madison Avenue, 34th Floor New York, NY 10016 Telephone: 212/686-1060 212/202-3827 (fax)
Attorneys for Plaintiff Ron Levy
THE WEISER LAW FIRM, P.C. ROBERT B. WEISER BRETT D. STECKER JAMES M. FICARO
/s/ Robert B. Weiser
ROBERT B. WEISER

22 Cassatt Avenue Berwyn, PA 19312 Telephone: 610/225-2677 610/408-8062 (fax)
Attorneys for Plaintiff Michael C. Donatello
ROBBINS ARROYO, LLP FELIPE J. ARROYO SHANE P. SANDERS
/s/ Felipe J. Arroyo
FELIPE J. ARROYO
600 B Street, Suite 1900 San Diego, CA 92101 Telephone: 619/525-3990
Attorneys for Plaintiff George Assad
THE BROWN LAW FIRM, P.C. TIMOTHY W. BROWN MATTHEW LEE
/s/ Timothy W. Brown
TIMOTHY W. BROWN
240 Townsend Square Oyster Bay, NY 11771 Telephone: 516/922-5427 516/344-6204 (fax)
Attorneys for Plaintiff Terry Murphy
JONES DAY MICHAEL J. MCCONNELL A. JAMES SPUNG
/s/ Michael J. McConnell
MICHAEL J. MCCONNELL
1420 Peachtree Street, N.E., Suite 800 Atlanta, GA 30309 Telephone: 404/581-3939 404/581-8330 (fax)
Attorneys for Nominal Defendant comScore, Inc.
STEPTOE & JOHNSON LLP CHRISTOPHER R. CONTE JENNIFER QUINN-BARABANOV
/s/ Jennifer Quinn-Barabanov

JENNIFER QUINN-BARABANOV
1330 Connecticut Avenue, NW Washington, DC 20036 Telephone: 202/429-8027 202/429-3902 (fax)
Attorneys for Defendant Serge Matta
WEIL, GOTSHAL & MANGES LLP IRWIN H. WARREN DAVID P. BYEFF
/s/ Irwin H. Warren
IRWIN H. WARREN
767 Fifth Avenue New York, NY 10153 Telephone: 212/310-8000 212/310-8007 (fax)
Attorneys for Defendant Patricia A. Gottesman
HOGAN LOVELLS LLP MICHAEL P. KELLY DOUGLAS B. PAUL
/s/ Michael P. Kelly
MICHAEL P. KELLY
555 Thirteenth Street, NW Washington, DC 20004 Telephone: 202/637-5600 202/637-5910 (fax)
Attorneys for Defendant Melvin Wesley III
BAKER HOSTETLER ELIZABETH A. SCULLY
/s/ Elizabeth A. Scully
ELIZABETH A. SCULLY
1050 Connecticut Avenue, NW Suite 1100 Washington, DC 20036 Telephone: 202/861-1698 202/861-1783 (fax)
Attorneys for Defendant Christiana Lin

CALFEE HALTER & GRISWOLD LLP MITCHELL BLAIR
/s/ Mitchell Blair
MITCHELL BLAIR
1405 East Sixth Street Cleveland, OH 44114 Telephone: 216/622-8361 216/241-0816 (fax)
CALFEE HALTER & GRISWOLD LLP DAVID BULES 2800 First Financial Center 255 East Fifth Street Cincinnati, OH 45202 Telephone: 513/693-4868 513/842-7028 (fax)
Attorneys for Defendant Joan Lewis
ALSTON & BIRD JESSICA PERRY CORLEY LISA R. BUGNI
/s/ Jessica Perry Corley
JESSICA PERRY CORLEY
1201 West Peachtree Street Suite 4900 Atlanta, GA 30309 Telephone: 404/881-4959 404/253-8359 (fax)
Attorneys for Defendants Gian Fulgoni, William Henderson, Ronald Korn, Russell Fradin, William Katz, William Engel, Brent Rosenthal, William Livek, David Chemerow, and Jeffrey Ganek
WILLIAMS & CONNOLLY LLP JOHN S. WILLIAMS
/s/ John S. Williams
JOHN S. WILLIAMS
725 Twelfth Street, N.W. Washington, DC 20005 Telephone: 202/424-5646 202/434-5029 (fax)

Attorneys for Defendant Magid Abraham
SPEARS & IMES LLP JOANNA C. HENDON JONATHAN C. FAYER
/s/ Joanna C. Hendon
JOANNA C. HENDON
51 Madison Avenue New York, NY 10010 Telephone: 212/213-6553 212/213-0849 (fax)
Attorneys for Defendant Kenneth Tarpey

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re COMSCORE, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	: : : : : : : x	Civil Action No. 1:16-cv-09855-JGK [PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE

WHEREAS, Plaintiffs having moved, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed derivative settlement of the Actions (the “Settlement”), in accordance with a Stipulation of Settlement, dated January 31, 2018 (the “Stipulation”), which, together with the Exhibits attached thereto, set forth the terms and conditions for a proposed Settlement and dismissal of the above-captioned shareholder derivative action (the “Federal Action”), as well as the actions in Virginia Circuit Court titled In re comScore, Inc. Virginia Shareholder Derivative Litigation, No. CL-2016-0009465 (Va. Cir. Ct., Fairfax Cnty.), and George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (Va. Cir. Ct., Fairfax Cnty.) (together, “Actions”) with prejudice, upon the terms and conditions set forth therein; and (ii) approving the dissemination of the Notice of Proposed Derivative Settlement and Summary Notice of Proposed Derivative Settlement; and
WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation; and
WHEREAS, this Court, having considered the Stipulation and the Exhibits attached thereto and having heard the arguments of counsel at the preliminary approval hearing:
NOW THEREFORE, IT IS HEREBY ORDERED:
1.This Court does hereby preliminarily approve the Stipulation and the Settlement set forth therein.
2.    A hearing to consider final approval of the proposed derivative settlement (the “Settlement Hearing”) shall be held before this Court on June 7, 2018, at 4:30 p.m., at 500 Pearl Street, Courtroom 14A, New York, NY 10007, to determine whether the Settlement of the Actions on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and should be approved by the Court; whether the District Court Approval Order and the Judgment as

defined in ¶¶1.4 and 1.12 of the Stipulation should be entered herein; and whether to approve the separately negotiated attorneys’ fees and expenses to Plaintiffs’ Counsel.
3.    The Court approves, as to form and content, the Notice of Proposed Derivative Settlement annexed as Exhibit A-1 hereto (the “Long-Form Notice”) and the Summary Notice of Proposed Derivative Settlement annexed as Exhibit A-2 hereto (the “Short-Form Notice”), and finds that the publication of the Long-Form Notice, Short-Form Notice and Stipulation, substantially in the manner and form set forth in this Order, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.
4.    Within ten (10) calendar days following entry of this Order, comScore shall: (a) cause a copy of the Stipulation and the Long-Form Notice, substantially in the form annexed as Exhibit A-1 hereto, to be filed with the U.S. Securities and Exchange Commission (“SEC”) via an SEC Form 8-K or other appropriate filing; (b) publish the Stipulation and the Long-Form Notice on an Internet page that comScore shall create for this purpose, which shall be accessible via a link on the “Investor Relations” page of http://www.comScore.com, the address of which shall be contained in the Long-Form Notice and Short-Form Notice; and (c) cause a copy of the Short-Form Notice, substantially in the form annexed as Exhibit A-2 hereto, to be published one time in the national edition of Investor’s Business Daily.
5.    Not later than twenty (20) calendar days following entry of this Order, comScore’s counsel shall file with the Court and serve on Plaintiffs’ Counsel proof, by affidavit or declaration, that it has complied with ¶4 above.

6.    All comScore shareholders shall be bound by all orders, determinations and judgments of the Court in the Federal Action concerning the Settlement, whether favorable or unfavorable to comScore’s shareholders.
7.    Pending the Effective Date, all proceedings and discovery in the Federal Action shall be stayed except as otherwise provided for in the Stipulation, and no party to the Federal Action or any comScore shareholders shall file or prosecute any action or proceeding in any court or tribunal relating to the Settlement or asserting any of the Released Claims against the Released Persons.
8.    All papers in support of the Settlement, including the separately negotiated attorneys’ fees and expenses, shall be filed with the Court and served on or before fourteen (14) calendar days prior to objection deadline in ¶9, May 17, 2018, and any reply briefs shall be filed with the Court on or before seven (7) calendar days prior to the Settlement Hearing.
9.    Any comScore shareholder as of January 31, 2018, may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why the District Court Approval Order and Judgment should not be entered thereon, provided, however, that, unless otherwise ordered by the Court, no comScore shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the District Court Approval Order and the Judgment to be entered thereon approving the same, unless that Person has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court and served on counsel the appropriate proof of comScore stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof. All written objections and supporting papers must be filed with the Court either by mailing them to or filing them in person at the following address:
Clerk of the Court
United States District Court

Southern District of New York
500 Pearl Street
New York, NY 10007
and served on the following counsel (by first-class mail or by hand):
Counsel for Federal Plaintiffs:

Erik W. Luedeke
ROBBINS GELLER RUDMAN
& DOWD LLP
655 West Broadway, Suite 1900
San Diego, CA 92101

Counsel for State Plaintiffs:

Timothy W. Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Counsel for Nominal Defendant comScore, Inc.:

Michael J. McConnell
JONES DAY
1420 Peachtree Street, N.E., Suite 800
Atlanta, GA 30309

10.    Any current comScore shareholder who does not make an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation, unless otherwise ordered by the Court, but shall otherwise be bound by the District Court Approval Order and the Judgment to be entered and the releases to be given.
11.    Neither the Stipulation nor the Settlement, including any Exhibits attached thereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or any fault, wrongdoing or liability of any Released Person or comScore; (b) is or may be deemed to be, or may be used as a presumption, admission or evidence of, any liability, fault or omission of any of the Released Persons or comScore in any civil, criminal, administrative or other proceeding in any court, administrative agency, tribunal or other forum; or (c) is or may be deemed to be, construed as, offered, or received in evidence as an admission, concession or presumption against Plaintiffs that any of their claims are without merit, or that any defenses asserted by the Individual Defendants have any merit. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that Plaintiffs or any of the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment in any action or other proceeding that may be brought by or against them in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense, claim, or counterclaim.
12.    The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to comScore shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to comScore shareholders.

IT IS SO ORDERED.
DATED:
THE HONORABLE JOHN G. KOELTL
UNITED STATES DISTRICT JUDGE

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re COMSCORE, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	: : : : : : : x	Civil Action No. 1:16-cv-09855-JGK NOTICE OF PROPOSED DERIVATIVE SETTLEMENT EXHIBIT A-1

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF COMSCORE, INC. (“COMSCORE” OR THE “COMPANY”) AS OF JANUARY 31, 2018 (THE “RECORD DATE”)
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION (THE “FEDERAL ACTION”) AND RELATED ACTIONS PENDING IN VIRGINIA CIRCUIT COURT (THE “STATE ACTIONS”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.
IF YOU HOLD COMSCORE COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.
THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.
Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (the “Federal Action”), as well as the shareholder derivative actions in Virginia Circuit Court titled In re comScore, Inc. Virginia Shareholder Derivative Litigation, No. CL-2016-0009465 (Va. Cir. Ct., Fairfax Cnty.), and George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (Va. Cir. Ct., Fairfax Cnty.) (together, the “State Actions”). This Notice is provided pursuant to Order of the United States District Court for the Southern District of New York (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or the merits of the claims or defenses asserted by or against any party, or as to the merits of the proposed Settlement. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The Federal Action and the State Actions are collectively referred to as the “Actions.” Capitalized terms not otherwise defined have the definitions set forth in the written Stipulation of Settlement, dated January 31, 2018 (“Stipulation”). A link to the Form 8-K filed with the Securities and Exchange Commission (“SEC”) containing the text of the Stipulation may be found on the “Investor Relations” page of comScore’s website, http://www.comScore.com.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE
Your rights may be affected by the Settlement of the actions styled In re comScore, Inc. Shareholder Derivative Litigation, No. 1:16-cv-09855-JGK (S.D.N.Y.); In re comScore, Inc. Virginia Shareholder Derivative Litigation, No. CL-2016-0009465 (Va. Cir. Ct., Fairfax Cnty.); and George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (Va. Cir. Ct., Fairfax Cnty.) (together, the “Actions”). Federal Plaintiffs Wayne County Employees’ Retirement System and Michael C. Donatello (on behalf of themselves and derivatively on behalf of comScore); State Plaintiffs Terry Murphy, Ron Levy, and George Assad (on behalf of themselves and derivatively on behalf of comScore); Individual Defendants Gian M. Fulgoni, William P. Livek, David I. Chemerow, William J. Henderson, William E. Engel, Russell Fradin, Ronald J. Korn, Brent D. Rosenthal, Serge Matta, Magid M. Abraham, Melvin F. Wesley III, Christiana L. Lin, Kenneth J. Tarpey, Patricia A. Gottesman, William Katz, Joan M. Lewis, and Jeffrey Ganek; and Nominal Defendant comScore have agreed upon terms to settle the above-referenced litigation and have signed the Stipulation setting forth those settlement terms.
On June 7, 2018, at 4:30 p.m., the Court in Courtroom 14A will hold a hearing (the “Settlement Hearing”) in the Federal Action. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable and adequate, including the separately negotiated amount for Plaintiffs’ Counsel’s attorneys’ fees and expenses, and should be finally approved; (ii) whether a final judgment should be entered and the Federal Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THE ACTIONS

A.	The Federal Action
On December 21, 2016, plaintiff Wayne County filed a shareholder derivative complaint in the United States District Court for the Southern District of New York, captioned Wayne County Employees’ Retirement System v. Gian M. Fulgoni, et al., No. 1:16-cv-09855. On January 31, 2017, pursuant to stipulation of the parties, the Court extended the time for Defendants to answer, move or otherwise respond to the complaint to March 6, 2017. On February 17, 2017, a similar complaint, Michael C. Donatello v. Gian M. Fulgoni, et al., No. 1:17-cv-01245, was filed in the same Court by plaintiff Donatello.
On March 3, 2017, (i) Wayne County and Donatello filed a stipulation seeking consolidation of their actions and appointment of Lead Counsel; and (ii) the Court stayed Defendants’ time to answer, move or otherwise respond to the complaints pending its consideration of the March 3, 2017 stipulation.
On April 24, 2017, a status conference was held before Judge John G. Koeltl. Following the conference, by Order dated April 25, 2017, the Wayne County and Donatello actions were consolidated for all purposes as In re comScore, Inc. Shareholder Derivative Litigation, No. 1:16-cv-09855-JGK (the “Federal Action”). In the same Order, the Court appointed Robbins Geller Rudman & Dowd LLP as Lead Counsel for plaintiffs.

On May 25, 2017, plaintiffs filed their Verified Consolidated Shareholder Derivative Complaint for Breaches of Fiduciary Duty, Corporate Waste, Constructive Fraud, Unjust Enrichment and for Violation of the Federal Securities Laws (“Consolidated Complaint”). The Consolidated Complaint asserts claims relating to alleged accounting issues associated with nonmonetary barter transactions and allegedly false and misleading statements made in the Company’s financial filings with the Securities and Exchange Commission (“SEC”) designed to conceal such accounting issues from shareholders, against defendants Gian M. Fulgoni, William J. Henderson, Russell Fradin, Ronald J. Korn, William P. Livek, Brent D. Rosenthal, William E. Engel, David I. Chemerow, Serge Matta, Magid M. Abraham, Jeffery Ganek, William Katz, Joan M. Lewis, Patricia A. Gottesman, Melvin F. Wesley III and Kenneth J. Tarpey.
On June 20, 2017, pursuant to stipulation of the parties, the Court temporarily stayed all proceedings in the Federal Action to allow the parties to explore the potential resolution of the Federal Action through private mediation.

B.	The State Actions
On May 12, 2016, plaintiff Murphy filed a shareholder derivative complaint on behalf of nominal defendant comScore in Virginia State Court, captioned Terry Murphy v. Serge Matta, et al., No. CL-2016-0006874. On July 6, 2016, plaintiff Levy filed a similar shareholder derivative complaint in Virginia State Court, captioned Ron Levy v. Serge Matta, et al., No. CL-2016-0009465.
On February 7, 2017, Levy filed a motion for leave to file an amended shareholder derivative complaint, to which a proposed amended complaint was attached as an exhibit.
Pursuant to a stipulation of the parties in the Murphy and Levy actions filed April 7, 2017, on April 13, 2017, the Virginia State Court entered a consent order that, among other things, consolidated the Murphy and Levy actions under the caption In re comScore, Inc. Virginia

Shareholder Derivative Litigation, No. CL-2016-0009465 (the “Virginia Action”), appointed The Rosen Law Firm, P.A. and The Brown Law Firm, P.C. as Co-Lead Counsel, and set the deadline for the defendants in the Virginia Action to respond to the operative complaint as 30 days after notification by Co-Lead Counsel that the 30-day period should begin.
On April 14, 2017, plaintiff Assad also filed a shareholder derivative complaint on behalf of nominal defendant comScore in Virginia State Court, captioned George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (the “Assad Action,” and collectively with the Virginia Action, the “State Actions”).
On May 19, 2017, the Virginia State Court granted the February 7th motion for leave to file an amended shareholder derivative complaint in the Virginia Action and deemed the Verified Amended Shareholder Derivative Complaint for Breach of Fiduciary Duties, Unjust Enrichment, Abuse of Control, Gross Mismanagement and Waste of Corporate Assets, against defendants Gian M. Fulgoni, William J. Henderson, Russell Fradin, Ronald J. Korn, William P. Livek, Brent D. Rosenthal, William E. Engel, David I. Chemerow, Serge Matta, Magid M. Abraham, William Katz, Joan M. Lewis, Patricia A. Gottesman, Melvin F. Wesley III, Christiana L. Lin, and Kenneth J. Tarpey, the operative complaint in the Virginia Action.
Shortly thereafter, the parties to the State Actions agreed to explore potential resolution of the State Actions, along with the Federal Action, through private mediation.

C.	Settlement Negotiations
On August 18, 2017, representatives for all plaintiffs in the Federal Action and State Actions (“Plaintiffs”), comScore, and the Individual Defendants (collectively, the “Settling Parties”) engaged in a formal mediation before the Honorable Layn R. Phillips, United States District Judge (Ret.), in New York, New York. Leading up to the mediation, representatives of comScore and

Plaintiffs met and engaged in extensive discussions concerning comScore’s corporate governance practices and exchanged proposals related to enhancing those practices, as well as Plaintiffs’ demand that no comScore cash be used to resolve the claims asserted in the parallel securities class action lawsuit pending before the United States District Court for the Southern District of New York titled Fresno County Employees’ Retirement Association, et al. v. comScore, Inc., et al., No. 1:16-cv-01820-JGK (“Securities Class Action”). comScore and Plaintiffs also engaged in an information exchange in furtherance of settlement negotiations and, on August 9, 2017, the Settling Parties exchanged comprehensive mediation briefs. Although the Settling Parties failed to reach an agreement to resolve the derivative actions at that mediation session, negotiations thereafter continued under the supervision of Judge Phillips.
During the weeks following that mediation session, representatives for the Settling Parties engaged in conference calls almost daily, often on multiple occasions each day, to further negotiate the terms of a possible settlement. At one point, the parties reached an impasse that nearly derailed the mediation process. However, with the assistance of Judge Phillips, the issue was ultimately resolved and discussions between the Settling Parties continued.
On August 25, 2017, representatives for comScore and the Plaintiffs participated in an in-person meeting in Washington, D.C. to specifically negotiate corporate governance reforms to be implemented as part of a settlement. While progress was made, negotiations over these reforms and other settlement terms continued on numerous lengthy conference calls involving counsel for the Settling Parties and/or Judge Phillips, including during the three weekends immediately following the August 25th meeting.
Ultimately, with the substantial assistance of Judge Phillips, on September 10, 2017, the Settling Parties reached an agreement-in-principle to resolve the Actions. As a result of the Actions and settlement, subject to Court approval, comScore will receive $10 million in cash to be paid by the Individual Defendants’ Insurer, and will institute significant corporate governance reforms that directly address Plaintiffs’ allegations and are designed to enhance its internal controls and operations. Plaintiffs and comScore believe that a settlement at this juncture on the terms and on the conditions set forth herein is fair, reasonable, adequate and in the best interests of comScore.
After negotiating the principal terms of the Settlement, counsel for Plaintiffs and comScore, with the assistance of Judge Phillips, separately negotiated the form and amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. Based upon the substantial benefits conferred upon comScore, the Company, acting through the Non-Defendant Members of comScore’s Board, agreed to pay Plaintiffs’ Counsel comScore common stock shares valued at $8 million as their attorneys’ fees and expenses (“Fee Award”).
Following the agreement-in-principle to resolve the Actions, the parties made appropriate filings to stay all proceedings in each of the Actions, including (a) a Stipulation and Order entered on September 21, 2017, in the Federal Action staying all proceedings pending the submission of the Settlement for the Court’s approval; and (b) an Agreed Order entered by the Virginia State Court on September 26, 2017, staying all proceedings in the State Actions.

D.	Approval of the Settlement by the Majority of Non-Defendant Members of comScore’s Board of Directors
On January 25, 2018, the majority of the Non-Defendant Members of comScore’s Board, in exercising their business judgment, approved the Settlement and each of its terms, including the cash payment, corporate governance reforms, releases and the separately negotiated attorneys’ fees and expenses, as set forth in the Stipulation, as in the best interest of comScore and its shareholders.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available on the “Investor Relations” page at http://www.comScore.com.
In connection with the Settlement of the Actions, comScore shall be paid $10,000,000 in cash (the “Cash Payment”) by the Individual Defendants’ Insurer. Additionally, the comScore Board shall adopt the Corporate Governance Reforms specified below within thirty (30) calendar days after the District Court Approval Order for the Settlement is entered by the Court.
comScore, by and through the Non-Defendant Members of comScore’s Board, acknowledges and agrees that the Cash Payment, together with the Corporate Governance Reforms, confer substantial benefits upon comScore and its shareholders. comScore also acknowledges and agrees that Plaintiffs’ commencement, prosecution, and settlement of the Actions were precipitating and material factors in the Company’s recovery of the Cash Payment and the adoption of the Corporate Governance Reforms set forth immediately below.
CORPORATE GOVERNANCE REFORMS
1.    Annual Meeting
The Company shall use all commercially reasonable efforts to call and hold an annual meeting of stockholders as soon as practicable, in accordance with the rules and regulations of the SEC, and in no event later than the earlier of: (i) three months following the date it regains compliance with the financial reporting rules and regulations of the SEC; or (ii) June 30, 2018, provided, however, that if the Company is not in compliance with these financial reporting rules and regulations of the SEC by May 1, 2018, the Company agrees to seek an exemption pursuant to the guidance set forth in 13 C.F.R. Part 200, Release No. 34-57262 to hold the annual meeting notwithstanding its lack of compliance with these rules and regulations. In the event the exemption is granted, the Company will hold an annual meeting two months following its receipt of the exemption from the SEC. If it is denied, the Company will hold the meeting within two months after it regains such compliance.
2.    Board Diversity
The Board shall adopt, and shall adhere to, a policy that promotes appropriate diversity among the members nominated for election to the board, taking into account such attributes that include gender, ethnicity and race, as are considered appropriate for good governance from time to time, including guidelines promoted by Institutional Shareholder Services Inc. In developing this policy, the Nominating & Corporate Governance Committee shall evaluate the adoption of the “Rooney Rule” or similar provision and report its findings and conclusions to the Board of Directors by December 31, 2019.
3.    Internal Controls and Procedures
In the first Annual Report on Form 10- K filed with the SEC by the Company after the date of this settlement agreement, the Company shall disclose (a) its findings and conclusions regarding the effectiveness of its disclosure controls and procedures and internal control over financial reporting, (b) the material weaknesses in such internal controls that have been identified, and (c) the material changes or remediation actions that have been taken or that have been adopted and are in the process of being implemented with respect to such weaknesses, all in accordance with applicable accounting standards, SEC rules and regulations, and other applicable requirements.
4.    Enhanced Risk Oversight of the Company
The Company shall create a Compliance Coordinating Committee (“CCC”) and amend the Audit Committee Charter appropriately in order to enhance the risk oversight responsibilities of the Audit Committee to enable the Audit Committee to effectively monitor the Company’s compliance with public reporting requirements as well as internal risk assessment and internal reporting, and provide oversight of the Company’s compliance with applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure. In addition, the Company shall maintain a designated Chief Compliance Officer (currently, Carol DiBattiste, Esq.) who shall be responsible for developing (with such independent outside advisors as necessary or appropriate) and implementing the Company’s risk management and compliance programs and activities. The Chief Compliance Officer shall chair the Company’s CCC, shall ensure that the Company’s risk management and corporate compliance programs are reviewed and evaluated for effectiveness, and shall oversee the implementation of appropriate modifications and enhancements.
The CCC shall implement and oversee a compliance management system designed to ensure that all employees of comScore understand the importance of legal and regulatory compliance, including financial compliance. The CCC shall be chaired by the Chief Compliance Officer, report to the Company’s Audit Committee through the Chief Compliance Officer, and meet on at least a quarterly basis. The CCC shall consist of comScore’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Chief Operating Officer (“COO”), Chief Technology Officer, Chief Revenue Officer, Chief Accounting Officer, VP of Internal Audit and other executives, as necessary or appropriate. The responsibilities and duties of the CCC shall include, among other things, the following:

(a)	Undertaking appropriate tasks assigned by the Board, Audit Committee, CEO or the Chief Compliance Officer;

(b)	Accepting and approving compliance-related policies and procedures;

(c)	Providing regulatory guidance to the Board through the Chief Compliance Officer or Vice President, Internal Audit;

(d)
Monitoring key areas of compliance and relevant trends, and identifying, assessing and managing risk exposures of the Company, including the risks represented by failing to recognize the proper accounting treatment of nonmonetary transactions, the dissemination of false or misleading public statements by management, and the failure of management to timely disclose material information to the public.

The Audit Committee shall meet at least quarterly to review and assess the Company’s risk compliance measures, and shall receive reports, at least quarterly, from the Company’s Chief Compliance Officer. The Audit Committee shall report in to the full Board at least quarterly with respect to any material risks identified regarding comScore’s legal and regulatory compliance, and shall include specific recommendations regarding proposals for mitigating such risks, as well as relevant considerations relating to any necessary or appropriate disclosure by comScore of such risks. The Audit Committee shall conduct annual evaluations of the Chief Compliance Officer’s performance and effectiveness. The Audit Committee shall also report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to comScore’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations.
5.    Creation of Chief Compliance Officer Position
The Board shall maintain the designated position of Chief Compliance Officer, who shall report directly to the Chief Executive Officer and the Chairman of the Audit Committee. The duties of the Chief Compliance Officer shall include, but not be limited to, oversight and administration of comScore’s compliance program, including corporate governance and compliance policies (including the Code of Business Conduct and Ethics), chairing the CCC, fostering a culture that integrates compliance and ethics into business processes and practices through educational awareness and training, and maintaining accurate public and internal disclosures and reporting and investigating potential compliance and ethics concerns. The Chief Compliance Officer shall provide a formal report to the Audit Committee at least quarterly, and shall report promptly to that Committee any allegations of such lack of compliance or ethics concerns relating to financial fraud or reporting violations by corporate officers and/or directors. In the event of a finding by such officers or directors of a violation of SEC regulations, laws, or the Code of Business Conduct and Ethics, the Chief Compliance Officer shall report the violation in writing to the full Board. The Chief Compliance Officer shall provide a written annual report to the Audit Committee that outlines the Company’s compliance with applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure, and that identifies any reporting violations by corporate officers and/or directors.
comScore’s Chief Compliance Officer shall be primarily responsible for developing, implementing and managing comScore’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to comScore’s compliance with applicable laws, regulations and accounting standards, and the dissemination of true and accurate information. In this regard, the Chief Compliance Officer shall report to the Audit Committee of the Board, and work with other Board committees as necessary, to facilitate the Board’s oversight responsibilities. The person who holds the Chief Compliance Officer position shall have appropriate executive-level experience in risk mitigation, legal-regulatory compliance and public disclosures. The responsibilities and duties of comScore’s Chief Compliance Officer shall include the following:

(a)
Working with the Audit Committee to evaluate and define the goals of comScore’s ethics and compliance program in light of trends and changes in laws which may affect comScore’s compliance with laws relating to disclosure of the Company’s risk exposure;

(b)
Managing and overseeing comScore’s ethics and compliance program, including creation of a policy and procedures library, education and training on the compliance program and key policies, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Board regarding progress towards meeting program goals;

(c)
Advising comScore’s Audit Committee and acting as the liaison between the executive officers, the Audit Committee and the full Board, in which capacity the Chief Compliance Officer shall: (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance or disclosure issues to the Audit Committee within 5 business days of identification of those risks; and (iii)make written recommendations for further evaluation and/or remedial action within deadlines established by the Audit Committee;

(d)
Preparing annual written reports to the Audit Committee and oral quarterly briefings assessing compliance and, where necessary, recommending remedial action, and reporting on an annual basis to the Audit Committee regarding the CEO’s and CFO’s contributions to comScore’s culture of ethics and compliance;

(e)	On an as-needed basis, employing an independent third-party consultant and/or service to assist in the assessment of internal risk;

(f)
Working with the VP of Internal Audit and the Audit Committee to ensure that the Company maintains an appropriate level of staffing and expertise within the Internal Audit department, to evaluate the adequacy of comScore’s internal controls relating to compliance, and to develop proposals for improving those controls and the internal audit process. This includes meeting with the Audit Committee at least quarterly to discuss ongoing and potential litigation and compliance issues;

(g)	Overseeing and reviewing comScore’s marketing materials including, without limitation, postings on comScore’s website, to ensure that they report accurate and current information; and

(h)
Performing an independent review of comScore’s draft quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K, and related materials prior to their publication to provide oversight regarding (i) the accuracy, completeness and timeliness of disclosures relating to risk exposure from the Company’s recognition of nonmonetary transactions, general accounting shortfalls and weak internal controls, (ii) the identification and disclosures of any material risk to comScore’s compliance with applicable laws and regulations, and (iii) accurate reporting of any material issues that may merit disclosure to comScore’s Audit Committee;

(i)	Reviewing and approving comScore’s press releases related to financial information reports and results, and related materials prior to their publication to provide oversight regarding the accuracy, completeness, and timeliness of disclosures relating to accounting matters, and any material risks to comScore’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to comScore’s Audit Committee; and

(j)	Implementing and overseeing employee training in risk assessment and compliance.
6.    Improvements to the Audit Committee
The Board shall adopt an updated Charter of the Audit Committee that includes provisions, or shall otherwise provide, that:

(a)
The Audit Committee shall obtain input from management representatives as necessary to review the accuracy of public disclosures, including, with respect to: (i) accounting policies, including the recognition and calculation of any nonmonetary transactions; (ii) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, and liquidity, and (iii) any other material matters required to be disclosed under state and federal securities laws and regulations;

(b)
All Company employees shall be required to cooperate with Audit Committee investigations, including, but not limited to, producing all requested documents and participating in interviews. Any failure to cooperate shall be grounds for discipline by the Board, including, but not limited to, termination for cause, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the CEO and CFO;

(c)
In its oversight capacity, the Audit Committee shall have the responsibility to ensure that the Company (i.e., management) implements and maintains internal controls over accounting and financial reporting and reporting systems and procedures designed to identify instances of fraud and to ensure the integrity, accuracy, completeness, and timeliness of the Company’s financial statements and related public filings and disclosures;

(d)
The Audit Committee shall receive quarterly reports from the Company’s Chief Compliance Officer in order to assist the Audit Committee with its oversight responsibilities, including monitoring the Company’s compliance with public reporting requirements as well as internal risk assessment and internal reporting, and its oversight of the Company’s compliance with applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure;

(e)	The Audit Committee shall receive annually a report listing all trades in comScore securities engaged in by Section 16 officers;

(f)
At least annually, the Committee shall: (i) evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; (ii) assure the regular rotation of the lead audit partner at the Company’s independent auditors; and (iii) consider regular rotation of the accounting firm serving as the Company’s independent auditors. The Audit Committee shall actively engage in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and should take, or recommend that the Board take, appropriate action to oversee the independence of the auditor;

(g)
The Audit Committee shall also report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to comScore’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations; and

(h)	The Company shall post the amended Charter of the Audit Committee on its website.
7.    Nominating & Corporate Governance Committee
The Board shall adopt an updated Charter of the Nominating & Corporate Governance Committee that includes the following provisions:

(a)	The Committee shall consist of at least three members, which members shall be appointed no later than six months after the final approval of the settlement in all of the Actions;

(b)
The requirement that, on at least an annual basis and periodically as necessary, the Committee review and make recommendations to the Board regarding the skills, qualifications and experience required of directors and candidates to become directors. The Committee’s recommended qualifications should emphasize a candidate’s judgment, skill, integrity, experience with businesses and other organizations of comparable size or industry, the interplay of the candidate’s experience with the experience of other directors, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and any other factors that the Committee deems relevant to the current needs of the Board, including those that promote diversity;

(c)
The Committee shall identify, screen and interview in person (or by appropriate video or teleconferencing technology) individuals qualified to become directors, consistent with criteria approved by the Board, and in consultation with independent corporate governance advisors to the extent appropriate. The Committee shall consider any director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Company’s Bylaws and described in the Company’s proxy statement from time to time. The Committee shall also evaluate incumbent directors who are expected to stand for reelection upon the expiration of each director’s term, and final approval of any director candidate shall be determined by the full Board; and

(d)	the Company shall post the amended Committee Charter, as well as the Company’s Corporate Governance Guidelines, on its website.
8.    Related Party Transactions Policy
The Board shall adopt the Related Party Transactions Policy, to become effective no later than March 31, 2018. The Company shall make such policy available to the public and all employees, including by posting it on the Company’s internal website.

Policy
(a)    The Board recognizes that certain transactions present a heightened risk of conflicts of interest or the perception thereof. The Board has determined that the Audit Committee of the Board (the “Committee”) is best suited to review all Related Party Transactions, which are limited to those described in this Policy, and that such transactions shall be subject to the approval or ratification by the Committee in accordance with this Policy and the Committee’s charter.
Definition
(b)    A “Related Party Transaction” is any transaction directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of the SEC’s Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the registrant’s last completed fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction.
“Related Party” means any of the following:
•    a director (which term when used herein includes any director nominee),

•	an executive officer (which term when used herein includes any member of “management” as defined by ASC 850),

•
a person known by the Company to be a shareholder who owns any securities with respect to which he or she, directly or indirectly, has sole or shared (i) voting power and/or (ii) investment power, in excess of 5% of any class of the Company’s securities, or

•	a person known by the Company to be an immediate family member of any of the foregoing.
“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner; any other family member who exercises control or significant influence over, or who might be controlled or significantly influenced by, such director, executive officer, nominee for director or beneficial owner because of the family relationship; and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.
Approval Procedures
(c)    Prior to entering into a Related Party Transaction, the Committee shall review the material facts of the Related Party Transaction and either approve or disapprove of the entry into the Related Party Transaction, subject to the exceptions described below. If advance Committee approval of a Related Party Transaction is not feasible, then the Related Party Transaction shall be considered and ratified (if the Committee determines it to be appropriate) at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify a Related Party Transaction, the Committee will take into account factors it deems appropriate, including, but not limited to:
•    the Related Party’s direct or indirect interest in the Related Party Transaction;

•	the approximate dollar value of the amount involved in the Related Party Transaction;

•	the approximate dollar value of the amount of the Related Party’s direct or indirect interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of business of the Company;

•	whether the transaction with the Related Party is proposed to be, or was entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	whether any alternative transactions or sources for comparable services or products are available;

•	the purpose of, and the potential benefits, or potential risks or costs, to the Company of, the Related Party Transaction;

•	whether the Related Party Transaction is in the best interests of the Company;

•	required public disclosure, if any;

•	whether the Related Party Transaction presents an improper conflict of interest for any comScore officer or director;

•
the impact on a director’s independence in the event the Related Party is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; and

•
any other information regarding the Related Party Transaction or the Related Party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

(d)    The Committee has reviewed the Related Party Transactions described below and determined that each of the Related Party Transactions described therein shall be deemed to be pre-approved or ratified (as applicable) by the Committee under the terms of this Policy. In connection with each regularly scheduled meeting of the Committee, a summary of each new Related Party

Transaction deemed pre-approved as described below shall be provided to the Committee for its review.
(e)    No director shall participate in any discussion or approval of a Related Party Transaction for which he or she is a Related Party, except that the director shall provide all material information concerning the Related Party Transaction to the Committee.
(f)    Approval of a Related Party Transaction shall be obtained through approval by a majority of the Audit Committee’s members, none of whom is a Related Party in regard to the Related Party Transaction under consideration, with respect to the Related Party Transaction under consideration, except that, if the transaction with the Related Party is proposed to be, or was, entered into on terms less favorable to the Company than terms that could have been reached with an unrelated third party, approval of the Related Party Transaction shall be obtained by unanimous approval of the disinterested members of the Board.
(g)    A Related Party Transaction shall not be approved if such Related Party Transaction (i) would render a director no longer independent and (ii) would cause less than a majority of the Board to meet the Company’s director independence requirements.
(h)    If a Related Party Transaction will be ongoing, the Committee may establish guidelines for the Company’s management team to follow in its ongoing dealings with the Related Party. Thereafter, the Committee, on at least an annual basis, should review and assess ongoing relationships with the Related Party to confirm that they are in compliance with the Committee’s guidelines and that the Related Party Transaction remains appropriate. In addition, the Committee should review and assess, on at least a quarterly basis, any transactions that require disclosure under ASC 850 but that do not constitute Related-Party Transactions under this Policy.

Standing Pre-Approval for Certain Related Party Transactions
(i)    The Committee has reviewed the types of Related Party Transactions described below and determined that each of the following shall be deemed to be pre-approved by the Committee, even if the aggregate amount involved will exceed $120,000, unless otherwise specifically determined by the Committee.

•
Employment of executive officers. Any employment by the Company of an executive officer of the Company or any of its subsidiaries if the related compensation is approved (or recommended to the Board of Directors for approval) by the Company’s Compensation Committee;

•
Director compensation. Any compensation paid to a director for service as a director if such compensation is approved (or recommended to the Board of Directors for approval) by the Company’s Compensation Committee;

•
Certain transactions with other companies. Any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer or director) or beneficial owner of less than five percent of that company’s equity securities;

•
Substantially comparable transactions with the same party. Any transaction substantially comparable to a previously Committee-approved transaction with the same party entered in the ordinary course of business, on terms no less favorable to the Company than terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis, provided that any transactions with Exempt Companies shall require approval. Simultaneously with the execution of this provision, the Settling Parties (as defined in the Stipulation of Settlement) are executing a Confidential Agreement identifying the Exempt Companies for which approval shall be required. The Confidential Agreement has been filed in the record by the Court under seal;

•
Transactions where all shareholders receive proportional benefits. Any transactions, arrangements or relationships where the Related Party’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends or stock splits);

•
Regulated transactions. Any transactions, arrangements or relationships with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

•
Certain banking-related services. Any transactions, arrangements or relationships with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

(j)    A Related Party Transaction entered into without pre-approval of the Committee shall not be deemed to violate this Policy, or be invalid or unenforceable, so long as the transaction is brought to the Committee and ratified as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this policy. To the extent that the Committee does not ratify or approve such transaction, the transaction shall be rescinded as soon as reasonably practicable. Any Related Party Transactions that are not entered in accordance with this Policy and for which the Committee later fails to ratify or rescind shall be publicly disclosed to stockholders in its next periodic report filed with the Securities and Exchange Commission.

(k)    All Board members shall submit to the General Counsel an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and to promptly update the list when any changes occur.
9.    Board Composition and Practices
The Board shall adopt Corporate Governance Guidelines that include, or otherwise adopt and implement, the following provisions:

•
Specify that the roles of Chairman of the Board and CEO should generally not be held by the same individual, but that if those positions are combined, or if the Chairman is not an “independent” director, then the independent members of the Board shall select one independent director to serve as the Lead Independent Director, who shall act as liaison with the Chairman and shall be given specific duties, including approving agendas for meetings, meeting schedules, calling meetings of the independent directors, guiding Board evaluations, guiding Board considerations of CEO compensation, and guiding the CEO succession planning process;

•
Directors of the Company who simultaneously serve as executive officers of the Company may not serve on the board of directors of more than one other public company, and other directors may not serve on the boards of more than three other public companies, in each case unless approved by the Board;

•
The Board’s standing committees shall have standing authorization, at their discretion, to engage legal counsel or other advisors of their choice, who shall report directly to the Board or such committee; and

•	The Nominating & Corporate Governance Committee, in coordination with the Chief Compliance Officer and General Counsel, shall develop and implement ongoing annual director education programs for the members of the Board, which shall include provisions for the Chairman of the Board and the chairs of each standing committee of the Board to attend, at least once every three years, a director education program sponsored by the Stanford Law School Directors College, the Vanderbilt Directors College, the National Association of Corporate Directors or similar programs.
10.    Clawback Policy
To the extent permitted by law, if the Board, or a committee thereof, determines that any bonus, incentive payment, equity award or other compensation has been awarded or received by an executive officer of the Company, and that such compensation was based on any financial results or operating metrics that were satisfied as a result of such officer’s knowing or intentional fraudulent or illegal conduct, then the Board, or such committee thereof, shall take appropriate actions to recover from the officer such compensation (in whole or in part). Further, in the event of a restatement of the Company’s financial statements (other than due to a change in accounting policies or principles), the Company shall seek to recover any compensation received by the CEO and CFO that is required to be recovered under Section 304 of Sarbanes-Oxley Act of 2002. In the event of any such clawback, the Company shall, to the extent permitted, publicly disclose the amounts and circumstances in its next annual meeting proxy statement or other filing with the SEC.
11.    Compensation Committee
The Board shall adopt an updated Charter of the Compensation Committee, which shall include the following provisions:

(a)	the Compensation Committee shall consist of at least three members, which members shall be appointed no later than six months after the final approval of the settlement in all of the Actions;

(b)
in considering any compensation or severance arrangements or plans with executive officers, the Compensation Committee shall consider, among other factors in evaluating the particular officer’s performance, his/her compliance with legal and regulatory requirements and internal policies and procedures, and in any severance arrangements, the circumstances surrounding such officer’s departure; and

(c)	the Company shall post the amended Compensation Committee Charter on its website.
12.    Ban on Certain Stock Repurchases
The Board shall prohibit the Company from repurchasing Company stock from executive officers other than in accordance with applicable rules and regulations of the SEC.
13.    SEC Filings
The Company shall devote necessary and appropriate resources, including its principal financial officer and principal accounting officer, Audit Committee, and independent public accountants, to complete the pending restatements and regain compliance with the Company’s periodic reporting requirements under the rules and regulations of the SEC, as soon as practicable. Going forward, the Company shall carefully consider and assess Company policies and procedures in order to enable the Company to be as transparent as possible in its public disclosures and to avoid untimely filings in the future.

14.    Amendments to Company Separation Agreements
The Company, working through the Compensation Committee, shall amend its form of Change of Control and Severance Agreement (the “COCS Agreement”) for all agreements entered into after January 31, 2018, to prohibit a finding of termination for “Good Reason” where (i) the executive’s conduct is such that his or her compensation is subject to clawback provisions under any policy or agreement of the Company, or pursuant to applicable law, statute, rule or regulation of any branch of the federal government or (ii) where either of the events described in Sections 6(e)(i) and (ii) of the COCS Agreement is caused by the intentional or reckless conduct of the executive himself/herself.
15.    Attendance at Annual Meetings of Stockholders
Absent extraordinary circumstances, each member of the Board shall be expected to attend each annual stockholders’ meeting in person, and at such meeting stockholders shall have the right to ask questions, both orally and in writing, and receive answers from and engage in discussion with the CEO and members of the Board.
16.    Ban on Stock Pledges/Hedging
The Board shall adopt a policy on stock hedging and/or pledging that prohibits a director from hedging and/or pledging any of the equity securities of the Company in a margin or similar loan transaction and shall include disclosure of such policy on the Company’s website.
17.    Stock Ownership Guidelines
The Board shall adopt a policy regarding stock ownership guidelines for the CEO, CFO, COO and such other executive officers as the Board shall determine, which shall provide:

•	that such officer shall be required to maintain minimum stockholdings, (including restricted shares, restricted stock units and shares underlying options) up until his/her employment by the Company ends, equal to at least: (i) CEO - 5 times base salary, (ii) CFO - 3 times base salary, and (iii) COO and other officers - 2 times base salary;

•	the time period for compliance shall be 5 years after the later of adoption of the policy or the date of assuming such officer position; and

•	the Company shall disclose in its annual proxy statement when an individual falls out of compliance or regains compliance.
18.    Policy on Lobbying and Political Contributions
The Board shall adopt a policy that limits the use of corporate funds and other assets for governmental lobbying and political campaigns as follows:
The Nominating and Corporate Governance Committee shall have oversight over lobbying and political activities conducted by the Company, and any such activities shall be conducted for the purpose of promoting the commercial interests of the Company as a whole, be in furtherance of the interests of its stockholders, and be in compliance with applicable laws, rules and regulations as in effect from time to time. Any such activities shall not be intended to promote narrow political preferences of the Company’s executives that have little or no bearing on the Company’s own commercial performance or activities.
To ensure that any political activities by comScore are transparent to comScore shareholders, the Company shall post to its website, and update, on a quarterly basis, contributions made by the Company, any federal political action committee established by the Company, and by any state or local political action committees established by the Company, including recipient’s name and amounts given.

19.    Whistleblowers
The Board shall review the Reporting and Non-Retaliation Policy, most recently updated in April 2017, on an annual basis and ensure the Company provides annual training of employees with respect to such policy. The Company shall maintain a written policy that enables interested parties to report ethical or legal violations, and protects such parties from retaliation, and shall post such policy, as in effect from time to time, on the Company’s internal website for employees. The policy shall include provisions that:

(a)
encourage interested parties to bring forward appropriate ethical and legal violations, and/or a reasonable belief that such violations have occurred, to the Audit Committee and the Chief Compliance Officer so that action may be taken to resolve the issue, and who will handle the complaints anonymously and in confidence to the extent permitted by applicable law;

(b)	communicate that the Company is serious about adherence to its conduct and compliance procedures;

(c)
if a party brings his or her complaint to an outside regulator or other governmental entity, he or she will be protected under the terms of the policy as if the complaint was directed to the Audit Committee Chair and/or Chief Compliance Officer;

(d)	disclose that individuals are subject to criminal penalties, including imprisonment, for retaliation against whistleblowers;

(e)	specify that it is both illegal and against the Company’s policy to discharge, demote, suspend, threaten, intimidate, harass or in any manner retaliate against whistleblowers; and

(f)	specify that the Company shall remind employees of the whistleblower provisions and protections in employee communications provided at least annually and through the Company’s internal website.
20.    Executive Reports
At regularly scheduled quarterly Board meetings, the principal executive officer, principal financial officer and any other executive officer who oversees a principal business unit or function within the Company, shall report to, or otherwise be available to update, the Board on material developments in their respective areas of responsibility, including, but not limited to, identifying risks represented by failing to recognize the proper accounting treatment of nonmonetary transactions, the dissemination of false and misleading public statements by management, or the failure of management to timely disclose material information to the public. These reporting officers shall be available to meet with non-employee directors of the Company from time to time.
*    *    *    *    *
In addition to the Cash Payment and the Corporate Governance Reforms set forth above, the Stipulation provides for the entry of judgment dismissing the Federal Action with prejudice, entry of judgment dismissing the State Actions with prejudice, and, as explained in further detail in the Stipulation, releasing the Released Claims (A) by comScore, comScore’s shareholders, and the Plaintiffs against the Released Persons, or (B) by or on behalf of the Released Persons against the Plaintiffs, Plaintiffs’ Counsel, comScore, and all current comScore shareholders in their capacities as comScore shareholders. The Stipulation further provides that these releases will become effective upon the first date on which each of several conditions, including the entry of judgment dismissing the Federal Action and State Actions referenced above, has occurred. Please refer to the Stipulation for a full description of the terms of the Settlement, including a full description of the terms summarized in this paragraph.

IV.	PLAINTIFFS’ COUNSEL’S SEPARATELY NEGOTIATED ATTORNEYS’ FEES AND EXPENSES
After negotiating the principal terms of the Settlement, counsel for Plaintiffs and comScore, with the assistance of Judge Phillips, separately negotiated the form and amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. Based upon the substantial benefits conferred upon comScore, the Company, acting through the Non-Defendant Members of comScore’s Board, agreed to pay Plaintiffs’ Counsel comScore common stock shares valued at $8 million as their attorneys’ fees and expenses (“Settlement Shares”), subject to Court approval. Within ten (10) business days following the entry of the Judgment and District Court Approval Order, comScore shall issue and deliver the Settlement Shares to Robbins Geller Rudman & Dowd LLP, notwithstanding the existence of any timely filed objections thereto, appeals therefrom, or potential for appeal therefrom, or collateral attack on the Settlement, or any part thereof, subject to Plaintiffs’ Counsel’s several obligations, as provided in the Stipulation, to make appropriate refunds, or repayments, or return of shares as a result of any appeal and/or further proceedings on remand, or successful collateral attack. Notwithstanding the prior sentence, in no event shall the 10-day period in which comScore shall issue and deliver the Settlement Shares begin until the Court approves the Fee Award.
The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Actions. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of the Company and comScore shareholders. The Fee Award, if approved, will compensate Plaintiffs’ Counsel for the substantial benefits comScore and Plaintiffs’ Counsel believe were achieved in the litigation.

V.	THE SETTLING PARTIES’ REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Actions, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and Plaintiffs’ Counsel believe that the Settlement is in the best interests comScore and its shareholders.

A.	Why Did the Defendants Agree to Settle?
Each of the Defendants has denied and continues to deny each and every one of the claims and contentions alleged against him, her, or it by the Plaintiffs in the Actions. Each of the Defendants expressly has denied and continues to deny all allegations of wrongdoing, liability, or damages against him, her, or it, arising out of, based upon or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. Without limiting the foregoing, each of the Individual Defendants has denied and continues to deny, among other things, that they breached their fiduciary duties or any other duty owed to comScore or its shareholders or engaged in any wrongdoing, or that Plaintiffs, comScore or its shareholders suffered any damage or were harmed as a result of any conduct that was or that could have been alleged against them in the Actions or otherwise. Further, comScore and the Individual Defendants have denied and continue to deny that the Plaintiffs have standing to pursue the Actions on behalf of the Company’s shareholders.
Nonetheless, the Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. comScore, through a majority of the Non-Defendant Members of comScore’s Board, has approved the Settlement and each of its terms, including the Cash Payment, Corporate Governance Reforms, releases and the separately negotiated attorneys’ fees and expenses, as set forth in the Stipulation, as in the best interest of comScore and its shareholders. Further, the Defendants have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

B.	Why Did Plaintiffs Agree to Settle?
Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Actions. Plaintiffs also submit that the prosecution of the Actions and Settlement set forth in the Stipulation will result in comScore’s recovery of $10 million in cash. Additionally, Plaintiffs and Plaintiffs’ Counsel believe that comScore will reap substantial benefits through the adoption of the Corporate Governance Reforms set forth in the Settlement, which will, among other things, insulate comScore for potential future liability for engaging in alleged improper related party transactions and/or revenue recognition practices, and enhance overall director responsiveness to not only shareholders but also to legal and regulatory compliance. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of comScore and its shareholders.

VI.	SETTLEMENT HEARING
On June 7, 2018, at 4:30 p.m., the Court will hold the Settlement Hearing at 500 Pearl Street, Courtroom 14A, New York, New York 10007. At the Settlement Hearing, the Court will consider whether the terms of the Settlement, including the separately negotiated Fee Award, are fair, reasonable and adequate and thus should be finally approved, and whether the Federal Action should be dismissed with prejudice pursuant to the Stipulation.
Pending determination of whether the Settlement should be approved, no comScore shareholder, either directly, representatively, derivatively or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency or other tribunal asserting any of the Released Claims.

VII.	RIGHT TO ATTEND SETTLEMENT HEARING
Any comScore shareholder as of January 31, 2018, may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. COMSCORE SHAREHOLDERS AS OF JANUARY 31, 2018, WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VIII.	RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO
Any comScore shareholder as of January 31, 2018, may appear and show cause, if he, she or it has any reason why the Settlement of the Actions should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon, or why the separately negotiated attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:
1.Your name, legal address, and telephone number;
2.Proof of being a comScore shareholder as of the Record Date;
3.The date(s) you acquired your comScore shares;
4.A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;
5.Notice of whether you intend to appear in person or by counsel at the Settlement Hearing (such an appearance is not required if you have lodged your written objection with the Court); and
6.Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court and Counsel for Plaintiffs and comScore
YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN MAY 17, 2018. The Court Clerk’s address is:
Clerk of the Court
United States District Court
Southern District of New York
500 Pearl Street
New York, NY 10007

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND COMSCORE SO THEY ARE RECEIVED NO LATER THAN MAY 17, 2018. Counsel’s addresses are:

Counsel for Federal Plaintiffs:

Erik W. Luedeke
ROBBINS GELLER RUDMAN
& DOWD LLP
655 West Broadway, Suite 1900
San Diego, CA 92101

Counsel for State Plaintiffs:

Timothy W. Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Counsel for Nominal Defendant comScore, Inc.:

Michael J. McConnell
JONES DAY
1420 Peachtree Street, N.E., Suite 800
Atlanta, GA 30309

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to counsel for Plaintiffs and comScore.
Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the District Court Approval Order and the Judgment to be entered and the releases to be given.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or of the terms of the Settlement contained in the Stipulation.

In addition to your being able to access, view, and download the Stipulation online (as described above), you may inspect all papers filed in the Federal Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the Southern District of New York, 500 Pearl Street, New York, NY 10007. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you.
If you have any questions about matters in this Notice you may contact: (i) by telephone, 1‑800‑449‑4900, or in writing, Rick Nelson, c/o Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; and (ii) by telephone, 1-516-922-5427, or in writing, Timothy W. Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771.
PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED FEBRUARY __, 2018	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re COMSCORE, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	: : : : : : : x	Civil Action No. 1:16-cv-09855-JGK SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT EXHIBIT A-2

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF COMSCORE, INC. (“COMSCORE” OR THE “COMPANY”) AS OF JANUARY 31, 2018 (THE “RECORD DATE”)
PLEASE TAKE NOTICE that the above-captioned shareholder derivative action (the “Federal Action”), as well as the actions in Virginia Circuit Court titled In re comScore, Inc. Virginia Shareholder Derivative Litigation, No. CL-2016-0009465 (Va. Cir. Ct., Fairfax Cnty.), and George Assad v. Gian M. Fulgoni, et al., No. CL-2017-0005503 (Va. Cir. Ct., Fairfax Cnty.) (together, “State Actions”), are being settled on the terms set forth in a Stipulation of Settlement, dated January 31, 2018 (the “Stipulation” or “Settlement”).1 Under the terms of the Stipulation, comScore shall be paid $10,000,000 in cash (“Cash Payment”) and shall adopt certain corporate governance reforms which directly address Plaintiffs’ allegations. These corporate governance reforms include, but are not limited to, the creation of the Compliance Coordinating Committee to enhance the risk oversight responsibility of the Audit Committee, improvements to the Audit Committee, and the adoption of a Related Party Transactions Policy. These reforms are designed to address the claims asserted in the Actions and to improve the structure, effectiveness, and efficiency of comScore’s governance systems and internal controls, as well as to enhance the comScore Board of Directors’ responsiveness to comScore shareholders.
On January 25, 2018, the majority of the Non-Defendant Members of comScore’s Board of Directors, exercising their business judgment, approved the Settlement, and each of its terms, including the Cash Payment, the corporate governance reforms, the discontinuation of the Actions,

__________________________________________
1    This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the United States District Court for the Southern District of New York and is available on the “Investor Relations” page at comScore’s website, http://www.comScore.com. All capitalized terms herein have the same meanings as set forth in the Stipulation.

the releases of the Defendants, and Plaintiffs’ Counsel’s separately negotiated attorneys’ fees and expenses, as in the best interests of comScore and its shareholders. comScore agrees and acknowledges that the Cash Payment and the corporate governance reforms confer a substantial benefit upon comScore and its shareholders and that Plaintiffs’ commencement, prosecution, and the settlement of the Actions were precipitating and material factors in the recovery of the Cash Payment and the adoption of the corporate governance reforms.
In light of the substantial benefit conferred upon comScore by Plaintiffs’ Counsel’s efforts, the Company has agreed to pay Plaintiffs’ Counsel $8,000,000 in comScore common stock as attorneys’ fees and expenses, subject to court approval.
IF YOU WERE A RECORD OR BENEFICIAL OWNER OF COMSCORE COMMON STOCK AS OF JANUARY 31, 2018, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION.
On June 7, 2018, at 4:30 p.m., a hearing (the “Settlement Hearing”) will be held at the United States District Court for the Southern District of New York, Courtroom 14A, 500 Pearl Street, New York, NY 10007, before the Honorable John G. Koeltl, to determine: (1) whether the terms of the Settlement, including the dismissal of the Actions and the release of claims against the Defendants and other Released Persons, and including the separately negotiated attorneys’ fees and expenses, should be approved as fair, reasonable and adequate; and (2) whether the Federal Action should be dismissed on the merits and with prejudice on the terms set forth in the Stipulation. If the proposed settlement is approved by the Court, the Settlement requires that the State Actions thereafter be dismissed with prejudice.

Any shareholder of comScore that objects to the Settlement shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she or it was a stockholder of record or beneficial owner as of January 31, 2018. Any shareholder of comScore who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense, or such shareholder may appear on his, her or its own. However, no shareholder of comScore shall be heard at the Settlement Hearing unless, no later than 21 calendar days before the date of the Settlement Hearing, May 17, 2018, such shareholder has filed with the Clerk of the Court and delivered to the counsel listed below, a written notice of objection containing the following information:

1.	Your name, legal address, and telephone number;

2.	Proof of being a comScore shareholder as of the Record Date;

3.	The date(s) you acquired your comScore shares;

4.	A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5.	Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

6.	Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
If you wish to object to the proposed Settlement, you must file the written objection described above with the Clerk of the Court on or before May 17, 2018, with service on the following parties:

Counsel for Federal Plaintiffs:

Erik W. Luedeke
ROBBINS GELLER RUDMAN
& DOWD LLP
655 West Broadway, Suite 1900
San Diego, CA 92101
Counsel for State Plaintiffs:

Timothy W. Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Counsel for Nominal Defendant comScore, Inc.:

Michael J. McConnell
JONES DAY
1420 Peachtree Street, N.E., Suite 800
Atlanta, GA 30309

Any comScore shareholder as of January 31, 2018, who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall be forever foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation, unless otherwise ordered by the Court, but shall otherwise be bound by the District Court Approval Order and the Judgment to be entered and the releases to be given.
Inquiries may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101 (or by telephone, 1-800-449-4900); and Timothy W. Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771 (or by telephone, 1-516-922-5427).
PLEASE DO NOT CONTACT THE COURT REGARDING THIS NOTICE

DATED FEBRUARY __, 2018	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re COMSCORE, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	: : : : : : : x	Civil Action No. 1:16-cv-09855-JGK [PROPOSED] ORDER APPROVING DERIVATIVE SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE EXHIBIT B

This matter came before the Court for hearing pursuant to the Order of this Court, dated ___________, 2018 (“Order”), on Plaintiffs’ Motion for Final Approval of the Derivative Settlement (“Settlement”) set forth in the Stipulation of Settlement, dated January 31, 2018 (the “Stipulation”). Due and adequate notice having been given of the Settlement, and the Court having considered all papers filed and proceedings had herein, and otherwise being fully informed in the premises and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:
1.This District Court Approval Order incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein).
2.    The Court finds that the notice provided to comScore shareholders was the best notice practicable under the circumstances of these proceedings and of the matters set forth therein, including the Settlement set forth in the Stipulation, to all Persons entitled to such notice. The notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.
3.    The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.
4.    The Federal Action and all claims contained therein, as well as all of the Released Claims, are dismissed with prejudice. As among Plaintiffs, the Individual Defendants and comScore, the parties are to bear their own costs, except as otherwise provided in the Stipulation.
5.    Upon the Effective Date, comScore, comScore shareholders, and the Plaintiffs (acting on their own behalf and derivatively on behalf of comScore) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged, and dismissed with prejudice the Released Claims against the Released Persons and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement, or resolution of the Actions; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
6.    Upon the Effective Date, comScore, comScore shareholders, and the Plaintiffs (acting on their own behalf and derivatively on behalf of comScore and its shareholders), shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims against any of the Released Persons; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
7.    Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel, comScore, and all current comScore shareholders (solely in their capacity as comScore shareholders) from all claims (including Unknown Claims, whether brought derivatively or directly) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Actions or the Released Claims; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation or any Individual Defendants’ claims or rights to indemnification and attorneys’ fees or expenses as described in the Stipulation.
8.    The Court hereby approves the Fee Award in accordance with the Stipulation and finds that such fee is fair and reasonable. Pursuant to Section 3(a)(10), the Court finds that by virtue of the Court’s approval of the Settlement, the issuance of the Settlement shares by comScore for distribution to Plaintiffs’ Counsel shall be without registration under the Securities Act in reliance upon the exemption under Section 3(a)(10) thereto.
9.    Neither the Stipulation nor the Settlement, including any Exhibits attached thereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission or evidence of the validity of any Released Claims, or of any fault, wrongdoing or liability of any Released Person or comScore, or (b) is or may be deemed to be or may be used as a presumption, admission or evidence of, any liability, fault or omission of any of the Released Persons or comScore in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal or other forum, or (c) is or may be deemed to be construed, offered, or received in evidence as an admission, concession or presumption against Plaintiffs that any of their claims are without merit, or that any defenses asserted by the Individual Defendants have any merit. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that Plaintiffs or any of the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment in any action or proceeding that may be brought by or against them in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense, claim, or counterclaim.
10.    During the course of the Federal Action, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11, and all other similar state law provisions, including, but not limited to, Va. Code 8.01-271.1.

11.    Without affecting the finality of this District Court Approval Order and the Judgment in any way, this Court hereby retains continuing jurisdiction over the Federal Action and the parties to the Stipulation to enter any further orders as may be necessary to effectuate, implement and enforce the Stipulation and the Settlement provided for therein and the provisions of this District Court Approval Order.
12.    This District Court Approval Order and the Judgment is a final and appealable resolution in the Federal Action as to all claims and the Court directs immediate entry of the Judgment forthwith by the Clerk in accordance with Rule 58, Federal Rules of Civil Procedure, dismissing the Federal Action with prejudice.

IT IS SO ORDERED.
DATED:
THE HONORABLE JOHN G. KOELTL
UNITED STATES DISTRICT JUDGE

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re COMSCORE, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	: : : : : : : x	Civil Action No. 1:16-cv-09855-JGK [PROPOSED] JUDGMENT EXHIBIT C

Plaintiffs, having moved for final approval of the derivative settlement set forth in the Stipulation of Settlement, dated January 31, 2018, and the matter having come before the Honorable John G. Koeltl, United States District Judge, and the Court, on June 7, 2018, having issued its Order Approving Derivative Settlement and Order of Dismissal with Prejudice, and having directed the Clerk of the Court to enter judgment, it is
ORDERED, ADJUDGED AND DECREED:
1.This Judgment incorporates by reference the Court’s Order Approving Derivative Settlement and Order of Dismissal with Prejudice dated ____________, 2018; and
2.    That for the reasons stated in, and pursuant to the terms set forth in, the Court’s Order Approving Derivative Settlement and Order of Dismissal with Prejudice dated ______________, 2018, Plaintiffs’ Motion for Final Approval of the Derivative Settlement is granted; accordingly, this case, and all related cases, are closed.

Dated: New York, NY _______________, 2018	BY: ___________________________________ Clerk of Court

EXHIBIT D
CORPORATE GOVERNANCE REFORMS
1.    Annual Meeting
The Company shall use all commercially reasonable efforts to call and hold an annual meeting of stockholders as soon as practicable, in accordance with the rules and regulations of the SEC, and in no event later than the earlier of: (i) three months following the date it regains compliance with the financial reporting rules and regulations of the SEC; or (ii) June 30, 2018, provided, however, that if the Company is not in compliance with these financial reporting rules and regulations of the SEC by May 1, 2018, the Company agrees to seek an exemption pursuant to the guidance set forth in 13 C.F.R. Part 200, Release No. 34-57262 to hold the annual meeting notwithstanding its lack of compliance with these rules and regulations. In the event the exemption is granted, the Company will hold an annual meeting two months following its receipt of the exemption from the SEC. If it is denied, the Company will hold the meeting within two months after it regains such compliance.
2.    Board Diversity
The Board shall adopt, and shall adhere to, a policy that promotes appropriate diversity among the members nominated for election to the board, taking into account such attributes that include gender, ethnicity and race, as are considered appropriate for good governance from time to time, including guidelines promoted by Institutional Shareholder Services Inc. In developing this policy, the Nominating & Corporate Governance Committee shall evaluate the adoption of the “Rooney Rule” or similar provision and report its findings and conclusions to the Board of Directors by December 31, 2019.

3.    Internal Controls and Procedures
In the first Annual Report on Form 10- K filed with the SEC by the Company after the date of this settlement agreement, the Company shall disclose (a) its findings and conclusions regarding the effectiveness of its disclosure controls and procedures and internal control over financial reporting, (b) the material weaknesses in such internal controls that have been identified, and (c) the material changes or remediation actions that have been taken or that have been adopted and are in the process of being implemented with respect to such weaknesses, all in accordance with applicable accounting standards, SEC rules and regulations, and other applicable requirements.
4.    Enhanced Risk Oversight of the Company
The Company shall create a Compliance Coordinating Committee (“CCC”) and amend the Audit Committee Charter appropriately in order to enhance the risk oversight responsibilities of the Audit Committee to enable the Audit Committee to effectively monitor the Company’s compliance with public reporting requirements as well as internal risk assessment and internal reporting, and provide oversight of the Company’s compliance with applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure. In addition, the Company shall maintain a designated Chief Compliance Officer (currently, Carol DiBattiste, Esq.) who shall be responsible for developing (with such independent outside advisors as necessary or appropriate) and implementing the Company’s risk management and compliance programs and activities. The Chief Compliance Officer shall chair the Company’s CCC, shall ensure that the Company’s risk management and corporate compliance programs are reviewed and evaluated for effectiveness, and shall oversee the implementation of appropriate modifications and enhancements.

The CCC shall implement and oversee a compliance management system designed to ensure that all employees of comScore understand the importance of legal and regulatory compliance, including financial compliance. The CCC shall be chaired by the Chief Compliance Officer, report to the Company’s Audit Committee through the Chief Compliance Officer, and meet on at least a quarterly basis. The CCC shall consist of comScore’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Chief Operating Officer (“COO”), Chief Technology Officer, Chief Revenue Officer, Chief Accounting Officer, VP of Internal Audit and other executives, as necessary or appropriate. The responsibilities and duties of the CCC shall include, among other things, the following:

(a)	Undertaking appropriate tasks assigned by the Board, Audit Committee, CEO or the Chief Compliance Officer;

(b)	Accepting and approving compliance-related policies and procedures;

(c)	Providing regulatory guidance to the Board through the Chief Compliance Officer or Vice President, Internal Audit;

(d)
Monitoring key areas of compliance and relevant trends, and identifying, assessing and managing risk exposures of the Company, including the risks represented by failing to recognize the proper accounting treatment of nonmonetary transactions, the dissemination of false or misleading public statements by management, and the failure of management to timely disclose material information to the public.

The Audit Committee shall meet at least quarterly to review and assess the Company’s risk compliance measures, and shall receive reports, at least quarterly, from the Company’s Chief Compliance Officer. The Audit Committee shall report in to the full Board at least quarterly with respect to any material risks identified regarding comScore’s legal and regulatory compliance, and shall include specific recommendations regarding proposals for mitigating such risks, as well as relevant considerations relating to any necessary or appropriate disclosure by comScore of such risks. The Audit Committee shall conduct annual evaluations of the Chief Compliance Officer’s performance and effectiveness. The Audit Committee shall also report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to comScore’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations.
5.    Creation of Chief Compliance Officer Position
The Board shall maintain the designated position of Chief Compliance Officer, who shall report directly to the Chief Executive Officer and the Chairman of the Audit Committee. The duties of the Chief Compliance Officer shall include, but not be limited to, oversight and administration of comScore’s compliance program, including corporate governance and compliance policies (including the Code of Business Conduct and Ethics), chairing the CCC, fostering a culture that integrates compliance and ethics into business processes and practices through educational awareness and training, and maintaining accurate public and internal disclosures and reporting and investigating potential compliance and ethics concerns. The Chief Compliance Officer shall provide a formal report to the Audit Committee at least quarterly, and shall report promptly to that Committee any allegations of such lack of compliance or ethics concerns relating to financial fraud or reporting violations by corporate officers and/or directors. In the event of a finding by such officers or directors of a violation of SEC regulations, laws, or the Code of Business Conduct and Ethics, the Chief Compliance Officer shall report the violation in writing to the full Board. The Chief Compliance Officer shall provide a written annual report to the Audit Committee that outlines the Company’s compliance with applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure, and that identifies any reporting violations by corporate officers and/or directors.
comScore’s Chief Compliance Officer shall be primarily responsible for developing, implementing and managing comScore’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to comScore’s compliance with applicable laws, regulations and accounting standards, and the dissemination of true and accurate information. In this regard, the Chief Compliance Officer shall report to the Audit Committee of the Board, and work with other Board committees as necessary, to facilitate the Board’s oversight responsibilities. The person who holds the Chief Compliance Officer position shall have appropriate executive-level experience in risk mitigation, legal-regulatory compliance and public disclosures. The responsibilities and duties of comScore’s Chief Compliance Officer shall include the following:

(a)
Working with the Audit Committee to evaluate and define the goals of comScore’s ethics and compliance program in light of trends and changes in laws which may affect comScore’s compliance with laws relating to disclosure of the Company’s risk exposure;

(b)
Managing and overseeing comScore’s ethics and compliance program, including creation of a policy and procedures library, education and training on the compliance program and key policies, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Board regarding progress towards meeting program goals;

(c)
Advising comScore’s Audit Committee and acting as the liaison between the executive officers, the Audit Committee and the full Board, in which capacity the Chief Compliance Officer shall: (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance or disclosure issues to the Audit Committee within 5 business days of identification of those risks; and (iii)make written recommendations for further evaluation and/or remedial action within deadlines established by the Audit Committee;

(d)
Preparing annual written reports to the Audit Committee and oral quarterly briefings assessing compliance and, where necessary, recommending remedial action, and reporting on an annual basis to the Audit Committee regarding the CEO’s and CFO’s contributions to comScore’s culture of ethics and compliance;

(e)	On an as-needed basis, employing an independent third-party consultant and/or service to assist in the assessment of internal risk;

(f)
Working with the VP of Internal Audit and the Audit Committee to ensure that the Company maintains an appropriate level of staffing and expertise within the Internal Audit department, to evaluate the adequacy of comScore’s internal controls relating to compliance, and to develop proposals for improving those controls and the internal audit process. This includes meeting with the Audit Committee at least quarterly to discuss ongoing and potential litigation and compliance issues;

(g)	Overseeing and reviewing comScore’s marketing materials including, without limitation, postings on comScore’s website, to ensure that they report accurate and current information; and

(h)
Performing an independent review of comScore’s draft quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K, and related materials prior to their publication to provide oversight regarding (i) the accuracy, completeness and timeliness of disclosures relating to risk exposure from the Company’s recognition of nonmonetary transactions, general accounting shortfalls and weak internal controls, (ii) the identification and disclosures of any material risk to comScore’s compliance with applicable laws and regulations, and (iii) accurate reporting of any material issues that may merit disclosure to comScore’s Audit Committee;

(i)
Reviewing and approving comScore’s press releases related to financial information reports and results, and related materials prior to their publication to provide oversight regarding the accuracy, completeness, and timeliness of disclosures relating to accounting matters, and any material risks to comScore’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to comScore’s Audit Committee; and

(j)	Implementing and overseeing employee training in risk assessment and compliance.

6.    Improvements to the Audit Committee
The Board shall adopt an updated Charter of the Audit Committee that includes provisions, or shall otherwise provide, that:

(a)
The Audit Committee shall obtain input from management representatives as necessary to review the accuracy of public disclosures, including, with respect to: (i) accounting policies, including the recognition and calculation of any nonmonetary transactions; (ii) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, and liquidity, and (iii) any other material matters required to be disclosed under state and federal securities laws and regulations;

(b)
All Company employees shall be required to cooperate with Audit Committee investigations, including, but not limited to, producing all requested documents and participating in interviews. Any failure to cooperate shall be grounds for discipline by the Board, including, but not limited to, termination for cause, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the CEO and CFO;

(c)
In its oversight capacity, the Audit Committee shall have the responsibility to ensure that the Company (i.e., management) implements and maintains internal controls over accounting and financial reporting and reporting systems and procedures designed to identify instances of fraud and to ensure the integrity, accuracy, completeness, and timeliness of the Company’s financial statements and related public filings and disclosures;

(d)
The Audit Committee shall receive quarterly reports from the Company’s Chief Compliance Officer in order to assist the Audit Committee with its oversight responsibilities, including monitoring the Company’s compliance with public reporting requirements as well as internal risk assessment and internal reporting, and its oversight of the Company’s compliance with applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure;

(e)	The Audit Committee shall receive annually a report listing all trades in comScore securities engaged in by Section 16 officers;

(f)
At least annually, the Committee shall: (i) evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; (ii) assure the regular rotation of the lead audit partner at the Company’s independent auditors; and (iii) consider regular rotation of the accounting firm serving as the Company’s independent auditors. The Audit Committee shall actively engage in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and should take, or recommend that the Board take, appropriate action to oversee the independence of the auditor;

(g)
The Audit Committee shall also report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to comScore’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations; and

(h)	The Company shall post the amended Charter of the Audit Committee on its website.
7.    Nominating & Corporate Governance Committee
The Board shall adopt an updated Charter of the Nominating & Corporate Governance Committee that includes the following provisions:

(a)	The Committee shall consist of at least three members, which members shall be appointed no later than six months after the final approval of the settlement in all of the Actions;

(b)
The requirement that, on at least an annual basis and periodically as necessary, the Committee review and make recommendations to the Board regarding the skills, qualifications and experience required of directors and candidates to become directors. The Committee’s recommended qualifications should emphasize a candidate’s judgment, skill, integrity, experience with businesses and other organizations of comparable size or industry, the interplay of the candidate’s experience with the experience of other directors, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and any other factors that the Committee deems relevant to the current needs of the Board, including those that promote diversity;

(c)	The Committee shall identify, screen and interview in person (or by appropriate video or teleconferencing technology) individuals qualified to become directors, consistent with criteria approved by the Board, and in consultation with independent corporate governance advisors to the extent appropriate. The Committee shall consider any director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Company’s Bylaws and described in the Company’s proxy statement from time to time. The Committee shall also evaluate incumbent directors who are expected to stand for reelection upon the expiration of each director’s term, and final approval of any director candidate shall be determined by the full Board; and

(d)	the Company shall post the amended Committee Charter, as well as the Company’s Corporate Governance Guidelines, on its website.
8.    Related Party Transactions Policy
The Board shall adopt the Related Party Transactions Policy, to become effective no later than March 31, 2018. The Company shall make such policy available to the public and all employees, including by posting it on the Company’s internal website.
Policy
(a)    The Board recognizes that certain transactions present a heightened risk of conflicts of interest or the perception thereof. The Board has determined that the Audit Committee of the Board (the “Committee”) is best suited to review all Related Party Transactions, which are limited to those described in this Policy, and that such transactions shall be subject to the approval or ratification by the Committee in accordance with this Policy and the Committee’s charter.

Definition
(b)    A “Related Party Transaction” is any transaction directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of the SEC’s Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the registrant’s last completed fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction.
“Related Party” means any of the following:
•    a director (which term when used herein includes any director nominee),

•	an executive officer (which term when used herein includes any member of “management” as defined by ASC 850),

•
a person known by the Company to be a shareholder who owns any securities with respect to which he or she, directly or indirectly, has sole or shared (i) voting power and/or (ii) investment power, in excess of 5% of any class of the Company’s securities, or

•	a person known by the Company to be an immediate family member of any of the foregoing.
“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner; any other family member who exercises control or significant influence over, or who might be controlled or significantly influenced by, such director, executive officer, nominee for director or beneficial owner because of the family relationship; and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.
Approval Procedures
(c)    Prior to entering into a Related Party Transaction, the Committee shall review the material facts of the Related Party Transaction and either approve or disapprove of the entry into the Related Party Transaction, subject to the exceptions described below. If advance Committee approval of a Related Party Transaction is not feasible, then the Related Party Transaction shall be considered and ratified (if the Committee determines it to be appropriate) at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify a Related Party Transaction, the Committee will take into account factors it deems appropriate, including, but not limited to:
•    the Related Party’s direct or indirect interest in the Related Party Transaction;

•	the approximate dollar value of the amount involved in the Related Party Transaction;

•	the approximate dollar value of the amount of the Related Party’s direct or indirect interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of business of the Company;

•	whether the transaction with the Related Party is proposed to be, or was entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	whether any alternative transactions or sources for comparable services or products are available;

•	the purpose of, and the potential benefits, or potential risks or costs, to the Company of, the Related Party Transaction;

•	whether the Related Party Transaction is in the best interests of the Company;

•	required public disclosure, if any;

•	whether the Related Party Transaction presents an improper conflict of interest for any comScore officer or director;

•
the impact on a director’s independence in the event the Related Party is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; and

•
any other information regarding the Related Party Transaction or the Related Party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

(d)    The Committee has reviewed the Related Party Transactions described below and determined that each of the Related Party Transactions described therein shall be deemed to be pre-approved or ratified (as applicable) by the Committee under the terms of this Policy. In connection with each regularly scheduled meeting of the Committee, a summary of each new Related Party Transaction deemed pre-approved as described below shall be provided to the Committee for its review.
(e)    No director shall participate in any discussion or approval of a Related Party Transaction for which he or she is a Related Party, except that the director shall provide all material information concerning the Related Party Transaction to the Committee.
(f)    Approval of a Related Party Transaction shall be obtained through approval by a majority of the Audit Committee’s members, none of whom is a Related Party in regard to the

Related Party Transaction under consideration, with respect to the Related Party Transaction under consideration, except that, if the transaction with the Related Party is proposed to be, or was, entered into on terms less favorable to the Company than terms that could have been reached with an unrelated third party, approval of the Related Party Transaction shall be obtained by unanimous approval of the disinterested members of the Board.
(g)    A Related Party Transaction shall not be approved if such Related Party Transaction (i) would render a director no longer independent and (ii) would cause less than a majority of the Board to meet the Company’s director independence requirements.
(h)    If a Related Party Transaction will be ongoing, the Committee may establish guidelines for the Company’s management team to follow in its ongoing dealings with the Related Party. Thereafter, the Committee, on at least an annual basis, should review and assess ongoing relationships with the Related Party to confirm that they are in compliance with the Committee’s guidelines and that the Related Party Transaction remains appropriate. In addition, the Committee should review and assess, on at least a quarterly basis, any transactions that require disclosure under ASC 850 but that do not constitute Related-Party Transactions under this Policy.
Standing Pre-Approval for Certain Related Party Transactions
(i)    The Committee has reviewed the types of Related Party Transactions described below and determined that each of the following shall be deemed to be pre-approved by the Committee, even if the aggregate amount involved will exceed $120,000, unless otherwise specifically determined by the Committee.

•	Employment of executive officers. Any employment by the Company of an executive officer of the Company or any of its subsidiaries if the related compensation is approved (or recommended to the Board of Directors for approval) by the Company’s Compensation Committee;

•
Director compensation. Any compensation paid to a director for service as a director if such compensation is approved (or recommended to the Board of Directors for approval) by the Company’s Compensation Committee;

•
Certain transactions with other companies. Any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer or director) or beneficial owner of less than five percent of that company’s equity securities;

•
Substantially comparable transactions with the same party. Any transaction substantially comparable to a previously Committee-approved transaction with the same party entered in the ordinary course of business, on terms no less favorable to the Company than terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis, provided that any transactions with Exempt Companies shall require approval. Simultaneously with the execution of this provision, the Settling Parties (as defined in the Stipulation of Settlement) are executing a Confidential Agreement identifying the Exempt Companies for which approval shall be required. The Confidential Agreement has been filed in the record by the Court under seal;

•
Transactions where all shareholders receive proportional benefits. Any transactions, arrangements or relationships where the Related Party’s interest arises solely from the ownership of the Company’s common stock and all holders of the

Company’s common stock received the same benefit on a pro rata basis (e.g., dividends or stock splits);

•
Regulated transactions. Any transactions, arrangements or relationships with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

•
Certain banking-related services. Any transactions, arrangements or relationships with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

(j)    A Related Party Transaction entered into without pre-approval of the Committee shall not be deemed to violate this Policy, or be invalid or unenforceable, so long as the transaction is brought to the Committee and ratified as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this policy. To the extent that the Committee does not ratify or approve such transaction, the transaction shall be rescinded as soon as reasonably practicable. Any Related Party Transactions that are not entered in accordance with this Policy and for which the Committee later fails to ratify or rescind shall be publicly disclosed to stockholders in its next periodic report filed with the Securities and Exchange Commission.
(k)    All Board members shall submit to the General Counsel an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and to promptly update the list when any changes occur.
9.    Board Composition and Practices
The Board shall adopt Corporate Governance Guidelines that include, or otherwise adopt and implement, the following provisions:

•
Specify that the roles of Chairman of the Board and CEO should generally not be held by the same individual, but that if those positions are combined, or if the Chairman is not an “independent” director, then the independent members of the Board shall select one independent director to serve as the Lead Independent Director, who shall act as liaison with the Chairman and shall be given specific duties, including approving agendas for meetings, meeting schedules, calling meetings of the independent directors, guiding Board evaluations, guiding Board considerations of CEO compensation, and guiding the CEO succession planning process;

•
Directors of the Company who simultaneously serve as executive officers of the Company may not serve on the board of directors of more than one other public company, and other directors may not serve on the boards of more than three other public companies, in each case unless approved by the Board;

•
The Board’s standing committees shall have standing authorization, at their discretion, to engage legal counsel or other advisors of their choice, who shall report directly to the Board or such committee; and

•
The Nominating & Corporate Governance Committee, in coordination with the Chief Compliance Officer and General Counsel, shall develop and implement ongoing annual director education programs for the members of the Board, which shall include provisions for the Chairman of the Board and the chairs of each standing committee of the Board to attend, at least once every three years, a director education program sponsored by the Stanford Law School Directors College, the Vanderbilt Directors College, the National Association of Corporate Directors or similar programs.

10.    Clawback Policy
To the extent permitted by law, if the Board, or a committee thereof, determines that any bonus, incentive payment, equity award or other compensation has been awarded or received by an executive officer of the Company, and that such compensation was based on any financial results or operating metrics that were satisfied as a result of such officer’s knowing or intentional fraudulent or illegal conduct, then the Board, or such committee thereof, shall take appropriate actions to recover from the officer such compensation (in whole or in part). Further, in the event of a restatement of the Company’s financial statements (other than due to a change in accounting policies or principles), the Company shall seek to recover any compensation received by the CEO and CFO that is required to be recovered under Section 304 of Sarbanes-Oxley Act of 2002. In the event of any such clawback, the Company shall, to the extent permitted, publicly disclose the amounts and circumstances in its next annual meeting proxy statement or other filing with the SEC.
11.    Compensation Committee
The Board shall adopt an updated Charter of the Compensation Committee, which shall include the following provisions:

(a)	the Compensation Committee shall consist of at least three members, which members shall be appointed no later than six months after the final approval of the settlement in all of the Actions;

(b)
in considering any compensation or severance arrangements or plans with executive officers, the Compensation Committee shall consider, among other factors in evaluating the particular officer’s performance, his/her compliance with legal and regulatory requirements and internal policies and procedures, and in any severance arrangements, the circumstances surrounding such officer’s departure; and

(c)	the Company shall post the amended Compensation Committee Charter on its website.
12.    Ban on Certain Stock Repurchases
The Board shall prohibit the Company from repurchasing Company stock from executive officers other than in accordance with applicable rules and regulations of the SEC.
13.    SEC Filings
The Company shall devote necessary and appropriate resources, including its principal financial officer and principal accounting officer, Audit Committee, and independent public accountants, to complete the pending restatements and regain compliance with the Company’s periodic reporting requirements under the rules and regulations of the SEC, as soon as practicable. Going forward, the Company shall carefully consider and assess Company policies and procedures in order to enable the Company to be as transparent as possible in its public disclosures and to avoid untimely filings in the future.
14.    Amendments to Company Separation Agreements
The Company, working through the Compensation Committee, shall amend its form of Change of Control and Severance Agreement (the “COCS Agreement”) for all agreements entered into after January 31, 2018, to prohibit a finding of termination for “Good Reason” where (i) the executive’s conduct is such that his or her compensation is subject to clawback provisions under any policy or agreement of the Company, or pursuant to applicable law, statute, rule or regulation of any branch of the federal government or (ii) where either of the events described in Sections 6(e)

(i) and (ii) of the COCS Agreement is caused by the intentional or reckless conduct of the executive himself/herself.
15.    Attendance at Annual Meetings of Stockholders
Absent extraordinary circumstances, each member of the Board shall be expected to attend each annual stockholders’ meeting in person, and at such meeting stockholders shall have the right to ask questions, both orally and in writing, and receive answers from and engage in discussion with the CEO and members of the Board.
16.    Ban on Stock Pledges/Hedging
The Board shall adopt a policy on stock hedging and/or pledging that prohibits a director from hedging and/or pledging any of the equity securities of the Company in a margin or similar loan transaction and shall include disclosure of such policy on the Company’s website.
17.    Stock Ownership Guidelines
The Board shall adopt a policy regarding stock ownership guidelines for the CEO, CFO, COO and such other executive officers as the Board shall determine, which shall provide:

•
that such officer shall be required to maintain minimum stockholdings, (including restricted shares, restricted stock units and shares underlying options) up until his/her employment by the Company ends, equal to at least: (i) CEO - 5 times base salary, (ii) CFO - 3 times base salary, and (iii) COO and other officers - 2 times base salary;

•	the time period for compliance shall be 5 years after the later of adoption of the policy or the date of assuming such officer position; and

•	the Company shall disclose in its annual proxy statement when an individual falls out of compliance or regains compliance.
18.    Policy on Lobbying and Political Contributions
The Board shall adopt a policy that limits the use of corporate funds and other assets for governmental lobbying and political campaigns as follows:
The Nominating and Corporate Governance Committee shall have oversight over lobbying and political activities conducted by the Company, and any such activities shall be conducted for the purpose of promoting the commercial interests of the Company as a whole, be in furtherance of the interests of its stockholders, and be in compliance with applicable laws, rules and regulations as in effect from time to time. Any such activities shall not be intended to promote narrow political preferences of the Company’s executives that have little or no bearing on the Company’s own commercial performance or activities.
To ensure that any political activities by comScore are transparent to comScore shareholders, the Company shall post to its website, and update, on a quarterly basis, contributions made by the Company, any federal political action committee established by the Company, and by any state or local political action committees established by the Company, including recipient’s name and amounts given.
19.    Whistleblowers
The Board shall review the Reporting and Non-Retaliation Policy, most recently updated in April 2017, on an annual basis and ensure the Company provides annual training of employees with respect to such policy. The Company shall maintain a written policy that enables interested parties to report ethical or legal violations, and protects such parties from retaliation, and shall post such policy, as in effect from time to time, on the Company’s internal website for employees. The policy shall include provisions that:

(a)
encourage interested parties to bring forward appropriate ethical and legal violations, and/or a reasonable belief that such violations have occurred, to the Audit Committee and the Chief Compliance Officer so that action may be taken to resolve the issue, and who will handle the complaints anonymously and in confidence to the extent permitted by applicable law;

(b)	communicate that the Company is serious about adherence to its conduct and compliance procedures;

(c)
if a party brings his or her complaint to an outside regulator or other governmental entity, he or she will be protected under the terms of the policy as if the complaint was directed to the Audit Committee Chair and/or Chief Compliance Officer;

(d)	disclose that individuals are subject to criminal penalties, including imprisonment, for retaliation against whistleblowers;

(e)	specify that it is both illegal and against the Company’s policy to discharge, demote, suspend, threaten, intimidate, harass or in any manner retaliate against whistleblowers; and

(f)	specify that the Company shall remind employees of the whistleblower provisions and protections in employee communications provided at least annually and through the Company’s internal website.

20.    Executive Reports
At regularly scheduled quarterly Board meetings, the principal executive officer, principal financial officer and any other executive officer who oversees a principal business unit or function within the Company, shall report to, or otherwise be available to update, the Board on material developments in their respective areas of responsibility, including, but not limited to, identifying risks represented by failing to recognize the proper accounting treatment of nonmonetary transactions, the dissemination of false and misleading public statements by management, or the failure of management to timely disclose material information to the public. These reporting officers shall be available to meet with non-employee directors of the Company from time to time.